UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

October 31, 2010

HSBC Investor Funds

Annual Report

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Overseas Equity Fund/
HSBC Investor International Equity Fund

HSBC Investor Value Fund

Table of Contents

HSBC Investor Family of Funds
Annual Report - October 31, 2010

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate Bond Index is an unmanaged index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Lipper International Large-Cap Value Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2010

To Our Shareholders:

For the 12-month period ended October 31, 2010, equity and debt markets performed well, with returns of 16.52% for the S&P 500 Index1, 8.82% for the MSCI EAFE Index1, 26.58% for the Russell 2000 Index1 and 8.01% for the Barclays Capital U.S. Aggregate Bond Index1.

The period began with several encouraging economic indicators, which helped buoy investor sentiment. However, concerns about a “double-dip” recession in the U.S. increased, as did questions about the financial strength of certain countries in the European Union, such as Greece, whose debt was downgraded by credit rating agencies. The market declines associated with these concerns and events proved short-lived, though, and the markets strengthened late in the period. We are pleased that our funds also performed well during the 12 months under review. In the case of our money market funds, by far the largest asset class in our fund family, this performance comes despite the conservatism of our investment discipline—a discipline the investment adviser adopted ahead of Securities and Exchange Commission (“SEC”) mandated guidelines. These guidelines include, but are not limited to, daily and weekly portfolio liquidity requirements of 10% and 30%, respectively; portfolio quality limitations on second-tier securities; and a reduction in the overall weighted average maturity of money market funds.

These funds’ yields have been supported by significant fee waivers by the investment adviser and our other service providers, as shown in the chart below:

Fund	Fees Waived
California Tax-Free Money Market Fund	$327,580
New York Tax-Free Money Market Fund	1,274,087
Prime Money Market Fund	7,423,993
Tax-Free Money Market Fund	438,252
U.S. Government Money Market Fund	6,211,568
U.S. Treasury Money Market Fund	6,910,492

Such waivers have become common in the money market fund industry. A more detailed discussion of these fee waivers can be found in the footnotes that accompany the financial statements of the money market funds.

Overall, we are pleased with the performance of the equity funds. The HSBC Investor International Equity Fund has, however, lagged its benchmark for 1-, 3- and 5- year periods. In December 2010, the Board approved a change in sub-advisor for this fund; Lord Abbett & Co. was hired as the new sub-adviser to the fund, effective January 2010. Shareholders of this fund will receive more information about this change in the future.

The Board and the investment adviser continue to pursue appropriate expansion and positioning of the fund family. HSBC has a long history of operating and investing in emerging markets, and the possibility of offering U.S. investors funds that capitalize on that experience and expertise is intriguing. While it is increasingly difficult to find asset classes that provide real diversification (investment professionals describe this as “narrowing correlation coefficients”), at this time emerging markets appear to offer such diversification. Emerging markets are widely favored by the pundits at this time. They cite valuations that are attractive by historic measures, rising capital inflows (though they remain below prior highs) and “QEII”—the Fed’s second round of monetary easing, which some observers feel is likely to further boost such investment inflows, thereby increasing these valuations. Some concern remains about these markets’ abilities to absorb these inflows. We look forward to providing you with more information on this topic at the appropriate time in the future.

QEII, the Federal Reserve’s $600 billion program to buy long-term Treasuries over the next three quarters, is both controversial and problematic when banks are highly liquid and lending is trivial. At best, I believe that the program might stimulate U.S. Gross Domestic Product (“GDP”)1 growth by 0.5%—a paltry increment that comes at high cost given the twin deficits. So, we think it best to view this effort as effectively another effort to lift the value of risk assets and to recapitalize the banks, which may borrow from the Fed at 0.25% and buy Treasuries yielding 3% or more.

1	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

At year end, the Board accepted with great regret the resignation of long-time independent chair Dr. Larry Robbins, a founding trustee of the predecessor fund family almost 25 years ago. We are delighted that Larry agreed to serve as trustee emeritus for a year, so his warmth and insight will still be available to us.

Finally, we note that Andrew Donohue stepped down as Director of the Division of Investment Management of the Securities and Exchange Commission effective November 19, 2010. “Buddy”, as he’s better known to his many friends in the fund industry, was a superb regulator—tough-minded but fair, creative, and single-minded in serving the needs of American investors. We all recall fondly his visit to a Board dinner—an outreach practice he followed throughout his SEC tenure and one that other government figures would do well to emulate.

This is my second letter as chairman to our shareholders. In drafting both reports, I’ve thought of how Charles Dickens began his novel about the French Revolution, A Tale of Two Cities: “It was the best of times, it was the worst of times...” So, too, might any money manager opine of any moment. Today, there are deep global economic imbalances—between east and west, north and south. And within our most advanced economies a growing gap prevails between governments’ promises and their ability to honor those promises. This challenge comes at a time of discouraging demographics in the OECD countries. We believe this challenge confers a special responsibility to provide the best possible risk-adjusted performance to those investors who entrust us with their capital.

I can assure you that my colleagues and I, as well as the investment adviser and other service providers, take this duty very seriously and pledge our very best effort to that good end.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds annual report, covering the period between November 1, 2009 and October 31, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the fiscal year for each of the funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

The near-zero short-term rate environment has persisted throughout the Funds’ fiscal year and is likely to continue for some time. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisors that manage the Equity Funds. The team also reviews and monitors the third party funds in which the World Selection Funds invest. We believe that this level of review and oversight helps to provide the Funds’ shareholders with significant benefits, including competitive performance.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

3	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The 12-month period between November 1, 2009 and October 31, 2010 began with continued global macroeconomic improvements. Central banks around the developed world fueled the recovery by maintaining interest rates at record lows, and governments provided stimulus programs to spark growth. In the U.S., the Federal Reserve positioned the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and maintained its quantitative easing program throughout the 12-month period.

Early in the period, several encouraging U.S. economic indicators, including positive manufacturing data and improving consumer spending levels, suggested the rebound was gaining strength. However, as the year progressed, signs emerged that the U.S. economic recovery was losing momentum. For example, the index of leading indicators in April 2010 was worse than expected, falling for the first time since March 2009. Although this period of moderation continued, several economic indicators appeared to stabilize as the period wore on, reducing fears of a “double-dip” recession. Nevertheless, there are still some areas of concern—including high U.S. unemployment figures—and forecasts now point towards a slower recovery than was anticipated at the beginning of the period.

Meanwhile, the year was regularly punctuated by periods of volatility due to sovereign debt issues in the Eurozone. This was most apparent in April when credit rating downgrades of Greece and other peripheral Eurozone countries caused bond yields in those countries to rocket upwards. In response to the deterioration of the debt situation, the International Monetary Fund (IMF) and the European Central Bank (ECB) stepped in. They agreed to a $1 trillion package, providing loan guarantees and credits, not just to Greece but to all Eurozone states in financial difficulty, restoring a measure of comfort to investors. More recently, however, debt concerns have resurfaced and the fiscal situation of countries throughout the developed world, including the U.S., continue to cause concern.

Market Review

The financial markets rallied during the first half of the period driven by positive earnings surprises, attractive valuations and ample liquidity. Investors in this environment were more comfortable with higher-risk areas of the markets, helping emerging markets and small-cap stocks produce strong gains during the six months through April.

The fiscal troubles in the Eurozone largely halted the rally in international stocks. Investors became more risk averse in this environment, which in turn pushed down equity markets around the world. In May 2010, developed markets declined by an average of 9%, while emerging markets fell by roughly 8%. However, thanks to a financial support facility from the ECB and IMF, these declines generally were short-lived. Emerging markets stocks staged a particularly strong rebound, driven by strong macroeconomic data and performed well for the period as a whole. Developed market international stocks did not perform as well for the fiscal year, in large part because of the impact of the Eurozone’s sovereign debt issues. The MSCI EAFE Index1 (Europe, Australasia and Far East) of international stocks returned 8.82%, in U.S. Dollar terms, for the 12-month period.

Domestic stocks experienced much stronger returns than their counterparts in developed foreign markets. The S&P 500 Index1 of large-company stocks returned 16.52% for the 12 months through October 2010. Small-cap and mid-cap stocks were among the period’s strongest performers: The Russell 2000® Index1 of small-company stocks returned 26.58%, and the Russell Midcap® Index1 returned 27.71%. The small- and mid-cap categories especially benefited early in the period, due to the early strength and breadth of the U.S. economic recovery and strong corporate earnings results.

Within fixed income, the performance of U.S. Treasuries was mixed over the period. Initially, the pursuit of higher yielding assets led to lower demand for government bonds. As the period progressed, investors responded to increased market volatility by returning to the relative safety of U.S. government bonds, improving their performance. Still, Treasuries lagged the rest of the fixed-income market for the 12 months as a whole. Investment grade corporate bonds and high-yield bonds benefited from attractive valuation levels and a strong improvement in corporate earnings and microeconomic conditions.

The Barclays Capital U.S. Corporate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 11.61% for the 12 months through October, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 19.35%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor Growth Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion which the subadviser believes the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 19.78% (without sales charge) for the Class A Shares and 20.08% for the Class I Shares for the 12-month period ended October 31, 2010. That compared to a 19.65% return for the Russell 1000® Growth Index1 and a 17.70% return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The Fund and the market posted strong absolute performance during the period in question, although returns dragged at times due to concerns about the possibility of a “double dip” recession.

The period began with solid equity returns. Stocks pulled back briefly in January, but continued to climb as investors became encouraged by improvements in the economy and corporate profits. However, uncertainty about the strength of the economic recovery set in midway through the period due to concerns about European sovereign debt, increased government regulation and sluggish employment growth. Equity performance varied during the latter half of the period.

The Fund outperformed its benchmark due to strong stock selection in the technology, consumer discretionary and industrials sectors. The information technology sector was among the strongest performing sectors during the period. The Fund’s stock selection in the sector—in particular its long-held position in shares of a top provider of technology consulting services—allowed it to benefit more from the technology sector’s performance than its benchmark.*

Selection in the consumer discretionary sector also helped boost the Fund’s relative returns. Likewise, holding three top-performing industrials stocks also helped it outpace its benchmark. Meanwhile, the Fund consistently underweighted the consumer staples sector. It performed poorly during the period, resulting in positive relative results for the Fund.*

Both stock selection and an overweight allocation in the financials sector hurt the Fund’s performance relative to its benchmark. The Fund’s exposure to energy stocks dragged on performance as the sector experienced volatile crosscurrents during the period. On balance, for the 12 months ended October 31, 2010, the overall gain in the Fund was favorable.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[6]

As of October 31, 2010	Inception Date	1 Year*	5 Year	Since Inception	Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	13.79	3.11	4.33	1.41	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	14.97	3.39	4.41	2.16	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	17.92	3.40	4.37	2.16	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	20.08	4.42	5.40	1.16	0.95

Russell 1000® Growth Index[4]	—	19.65	3.21	3.85[7]	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	17.70	2.12	3.31[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008, 2009 and 2010, the Portfolio in which the Fund invests, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of these payments, the returns for applicable periods would be lower.

*

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/10/04 to 10/31/10.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor International Equity Fund HSBC Investor Overseas Equity Fund
(Class A Shares, B Shares, and C Shares)

by Sharon Fay, CFA, Executive Vice President and CIO Global Value Equities
Kevin Simms, Co-CIO International Equities
Giulio Martini, Head Currency Team
Henry D’Auria, CFA, Co-CIO International Equities
AllianceBernstein L.P.

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. Each Fund may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). AllianceBernstein L.P., acting through the Bernstein Value Equities Unit (“AllianceBernstein”), serves as the subadviser to the Portfolio and manages its investments.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The HSBC Investor International Fund returned 5.99% for the Class I Shares and the HSBC Investor Overseas Equity Fund Class A Shares returned 5.17% (without sales charge) during the 12-month period ended October 31, 2010. That compared to an 8.82% return for the Fund’s benchmark, the MSCI EAFE Index 1 (Europe, Australasia and Far East).

Portfolio Performance

The Fund’s absolute return reflects the modest gains produced by international equity markets during the period. While international markets generated moderate, positive returns for the full fiscal year, they experienced extreme volatility within the period, in part due to concerns about sovereign debt issues in Greece and the stability of the European economy. The Fund’s benchmark experienced wide swings, falling by 11% in one month and gaining 9% during each of two separate months.

The Fund’s performance relative to its benchmark was hurt by stock selection in the technology and energy sectors. Investments in two Japanese technology companies, which experienced pressure from a strengthening yen and increased competition from Korean technology companies, weighed on relative return. Certain holdings in the energy sector also dragged on performance against the benchmark.*

Regionally, an overweight position in emerging markets and, to a lesser extent, Japan and the U.K., produced positive returns for the Fund relative to its benchmark. Underweight positions in Australia and Japan hindered relative performance, due to currency appreciation in those countries.*

Stock selection in the manufacturing, financial and health care sectors boosted the Fund’s return against its benchmark. Positions in two European auto manufacturers produced positive relative performance, as did a position in a British manufacturer of aircraft engines. While sales in aircraft engines remained weak, cash flow associated with the service of engines was robust. In the health care sector, the Fund’s relative performance benefited from its position in a pharmaceutical company that received a favorable resolution regarding patent litigation.

During the period, the Fund used derivative instruments in the management of its portfolio. These instruments represented a small portion of the Fund’s portfolio—on average less than 1% of its overall value.*

Specifically, the Fund invested in foreign currency forwards as a defensive hedge for the Fund’s base currency, the U.S. dollar. The purpose of this hedging strategy is to insulate the Fund’s returns from adverse currency movements. Though currency forwards are not traded on a regulated exchange, the forward market is extremely liquid. All currency exposures are marked to market daily, and therefore we believe that the risks of the forwards are the same as the risk of the underlying currency.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2010	Inception Date	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor International Equity Fund Class I*	1/9/95	5.99	1.64	2.01	0.97	0.97

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-0.19	-0.80	0.59	2.52	1.85

HSBC Investor Overseas Equity Fund Class B2	1/6/98	0.52	-0.49	0.64	3.27	2.60

HSBC Investor Overseas Equity Fund Class C3	11/4/98	3.43	-0.48	0.36	3.27	2.60

MSCI EAFE Index[4]	—	8.82	3.79	3.61	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	7.86	2.19	4.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011 for the Overseas Equity Fund.

During the fiscal periods ended October 31, 2007 and 2010, the Portfolio in which the Fund invests, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*	The Class I Shares are issued by HSBC Investor International Equity Fund, a series of HSBC Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the MSCI EAFE Index (Europe, Australasia, Far East), an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, CIO and Lead Manager, Mid-Cap Team Geoffrey A. Wilson, CFA, Co-CIO and Senior Portfolio Manager
Brian S. Matuszak, CFA, Senior Equity Analyst Andy Y. Mui, CPA, Senior Equity Analyst George L. Sanders II, Senior Equity Research Associate Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants, of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index1, or within the range of companies included in the Russell Midcap® Index1. The Fund employs Munder Capital Management (“Munder”) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class I Shares posted a total return of 25.48% and the Class A Shares (without sales charge) returned 25.14% for the 12-month period ended October 31, 2010. That compared to 27.64% and 26.94% for the Fund’s benchmarks, the S&P MidCap 400 Index1 and the Lipper Mid-Cap Growth Funds Average1, respectively.

Portfolio Performance

The period was marked by a strengthening economy, and particularly by a stronger than expected economic rebound in the third quarter of 2010. An increase in merger and acquisition activity, a decline in corporate defaults, and the Federal Reserve Bank’s continued commitment to maintaining low interest rates helped fuel that economic recovery.

Stocks within the Fund performed very well for the 12-month period as a whole, with almost every major sector posting double-digit gains. The lone exception was consumer staples, which gained just 5% during the 12 months through October 2010. The Fund benefited in absolute terms from the strong performance in the stock market.

The technology sector was among the period’s best-performing, and added considerably to the Fund’s performance relative to its benchmark. The Fund’s technology holdings gained more than 54% during the 12-month period, compared to a 33% gain for the benchmark’s technology allocation.*

The Fund lagged the benchmark during the period largely due to stock selection within the industrials, health care, energy and consumer staples sectors. Though the stock selection within these sectors trailed those of the returns of the benchmark, the majority of the Fund’s individual stock holdings performed strongly in absolute terms. The Fund was also underweight in materials stocks, which performed well during the period under review, contributing to the Fund’s underperformance of its benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2010	Inception Date	1 Year*	5 Year	10 Year†	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	18.86	2.95	1.41	2.21	1.35

HSBC Investor Mid-Cap Fund Class B2	7/1/93	20.27	3.24	1.16	2.96	2.10

HSBC Investor Mid-Cap Fund Class C3	7/1/93	23.18	3.23	1.22	2.96	2.10

HSBC Investor Mid-Cap Fund Class I	7/1/93	25.48	4.26	2.16	1.96	1.10

S&P MidCap 400 Index[4]	—	27.64	4.93	6.12	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	26.94	3.87	1.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2009 and 2010, the Fund received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Global Asset Management (USA) Inc.’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”), an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

HSBC Investor Opportunity Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Arthur J. Bauernfeind, Chairman
William A. Muggia, President, CEO and CIO
Matthew W. Strobeck, Partner
Ethan J. Meyers, Partner
Scott R. Emerman, Partner
Westfield Capital Management Company, L.P.

The HSBC Investor Opportunity Fund (the “Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Fund may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index1. The Fund may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

Market Commentary

For the 12-month period ended October 31, 2010, the Class I Shares of the HSBC Investor Opportunity Fund (Advisor) produced a 28.60% return, and the Class A Shares of the Fund produced a 27.91% return (without sales charge). The Fund’s benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned 28.76% and 26.94%, respectively.

Portfolio Performance

The economy experienced a strong rebound, thanks in part to the Federal Reserve’s decision to maintain historically low interest rates. However, the sustainability of that rebound came into question due to persistent unemployment and other challenging economic indicators. As a result, investors during the first quarter of 2010 began worrying about the possibility of a “double-dip” recession. Investor confidence rebounded later in the period in response to more upbeat economic data, helping to fuel substantial gains in the equity markets for the period as a whole.

The Fund enjoyed strong absolute performance in that environment. The telecommunications sector experienced strong gains, and was the top-performing sector within the Fund’s portfolio. The Fund’s telecommunications holdings consisted of one stock, which surged by 55%.*

Stock selection in the industrial sector helped performance compared to the benchmark. Aerospace and defense, electrical equipment and environmental services stocks all added to the Fund’s strong relative performance. Many of its holdings in the industrials sector experienced robust earnings growth during the period. The Fund also benefited from an underweight position in biotechnology stocks relative to its benchmark, as well as strong performance by two individual biotechnology stocks in the Fund’s portfolio.*

The Fund was hurt by stock selection in the consumer staples sector. The Fund’s worst performing sector, in absolute and relative terms, was the materials sector, in which the Fund’s holdings significantly trailed the materials stocks in the benchmark.*

The Fund’s bottom-up approach to portfolio construction focuses on choosing attractive individual stocks rather than actively managing sector exposures. That said, relative return was hurt by its significantly overweight position to the energy sector, and by an underweight stake in consumer discretionary stocks.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

11	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2010	Inception Date	1 Year*	5 Year	10 Year	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	21.48	6.75	3.16	2.30	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	23.00	7.04	3.23	3.05	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	26.12	7.06	2.93	3.05	2.40

HSBC Investor Opportunity Fund Class I**	9/3/96	28.60	8.19	4.19	1.02	1.02

Russell 2500™ Growth Index[4]	—	28.76	4.55	1.49	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	26.94	3.87	1.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011 for Class A Shares, Class B Shares and Class C Shares.

*

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

**	The Class I Shares are issued by a series of HSBC Advisor Funds Trust also named the HSBC Investor Opportunity Fund.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	12

Portfolio Reviews

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Jon D. Bosse, CFA, Co-President and CIO
Craig (Chip) O. Bailey, Jr., Managing Director/Portfolio Manager
NWQ Investment Management Company, LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 13.05% (without sales charge) for the Class A Shares and 13.35% for the Class I Shares for the 12-month period ended October 31, 2010. That compared to a 15.71% return for the Russell 1000® Value Index1 and a 14.47% return for the Lipper Large-Cap Core Funds Average1.

Portfolio Performance

The Fund generated positive absolute performance despite tremendous volatility within the U.S. equity markets during the 12 months under review. The Fund’s performance in the first half of the period benefited as the financial markets digested news that the U.S. and global economy continued to improve. However, during the second half of the period, that performance was somewhat muted as concerns mounted over the financial viability of various sovereign nations such as Greece, renewing fears of another global financial crisis.

The Fund’s absolute return was enhanced by all economic sectors with the exception of utilities, where the Fund’s investment in one holding adversely affected absolute performance. The Fund’s largest contributors to performance came from positions within the materials and processing, energy, and financial services sectors. In the materials and processing sector, the Fund benefited from its investments within the gold industry. The Fund was underweight in financials relative to its benchmark, but benefitted from strong stock selection in that sector. Many of the Fund’s investments within this sector performed well due to improving balance sheets and asset credit quality.*

The Fund’s investments in the health care sector were positive on an absolute basis. However, the Fund’s performance in this sector lagged its benchmark. This was mostly due to poor stock selection. Lastly, some of the Fund’s technology sector positions detracted from performance relative to the benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

13	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of October 31, 2010	Inception Date		1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	7.35	0.42	3.53	1.40	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	8.30	0.71	3.64	2.15	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	11.32	0.70	3.58	2.15	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	13.35	1.70	4.62	1.15	0.95

Russell 1000® Value Index[4]	—		15.71	0.62	3.75[7]	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—		14.47	1.48	2.86[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008, 2009 and 2010, the Portfolio in which the Fund invests, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for applicable periods would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/6/04 to 10/31/10.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	14

Portfolio Reviews

Portfolio Composition*
October 31, 2010
(Unaudited)

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Machinery	7.4%

Real Estate Investment Trusts (REITs)	6.6%

Oil, Gas & Consumable Fuels	4.8%

Capital Markets	4.5%

Software	4.5%

IT Services	3.9%

Auto Components	3.8%

Media	3.8%

Chemicals	3.7%

Commercial Banks	3.7%

Semiconductors & Semiconductor Equipment	3.5%

Electric Utilities	3.0%

Health Care Equipment & Supplies	3.0%

Insurance	3.0%

Hotels, Restaurants & Leisure	2.9%

Health Care Providers & Services	2.9%

Specialty Retail	2.9%

Wireless Telecommunication Services	2.5%

Energy Equipment & Services	2.4%

Road & Rail	2.2%

Food Products	2.1%

Aerospace & Defense	1.9%

Containers & Packaging	1.8%

Biotechnology	1.7%

Commercial Services & Supplies	1.5%

Life Sciences Tools & Services	1.5%

Distributors	1.4%

Diversified Financial Services	1.4%

Multi-Utilities	1.4%

Household Durables	1.2%

Household Products	1.2%

Internet Software & Services	1.2%

Metals & Mining	1.2%

Construction & Engineering	1.1%

Professional Services	1.1%

Electrical Equipment	1.0%

Consumer Finance	0.8%

Investment Companies	0.8%

Diversified Consumer Services	0.7%

Total	100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Computers & Peripherals	8.6%

Software	7.1%

IT Services	6.9%

Internet & Catalog Retail	6.5%

Machinery	6.0%

Communications Equipment	5.8%

Capital Markets	5.4%

Internet Software & Services	4.8%

Energy Equipment & Services	4.2%

Diversified Financial Services	3.5%

Road & Rail	3.1%

Aerospace & Defense	2.9%

Pharmaceuticals	2.9%

Metals & Mining	2.8%

Health Care Providers & Services	2.8%

Specialty Retail	2.3%

Hotels, Restaurants & Leisure	2.2%

Oil, Gas & Consumable Fuels	2.0%

Electronic Equipment, Instruments & Components	2.0%

Wireless Telecommunication Services	1.8%

Multiline Retail	1.5%

Construction & Engineering	1.4%

Investment Companies	1.3%

Air Freight & Logistics	1.2%

Semiconductors & Semiconductor Equipment	1.1%

Health Care Technology	1.1%

Personal Products	1.1%

Biotechnology	1.1%

Beverages	1.0%

Food & Staples Retailing	1.0%

Textiles, Apparel & Luxury Goods	1.0%

Chemicals	0.9%

Food Products	0.9%

Health Care Equipment & Supplies	0.8%

Auto Components	0.5%

Media	0.5%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	61.2%

Japan	23.6%

Australia & Far East	8.0%

Canada	4.9%

Other	1.3%

Cash	1.0%

Total	100.0%

15	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
October 31, 2010 (Unaudited)

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Oil, Gas & Consumable Fuels	9.2%

Semiconductors & Semiconductor Equipment	6.7%

Software	6.0%

Machinery	5.1%

Hotels, Restaurants & Leisure	4.7%

Life Sciences Tools & Services	4.5%

Health Care Equipment & Supplies	3.7%

Auto Components	3.4%

Specialty Retail	3.3%

Health Care Providers & Services	3.2%

Food Products	3.1%

Commercial Services & Supplies	3.0%

Biotechnology	2.9%

Investment Companies	2.9%

Pharmaceuticals	2.5%

Media	2.5%

Containers & Packaging	2.3%

Chemicals	2.3%

Aerospace & Defense	2.2%

Internet Software & Services	2.1%

Wireless Telecommunication Services	2.1%

Textiles, Apparel & Luxury Goods	2.1%

Electrical Equipment	2.1%

Metals & Mining	2.0%

Communications Equipment	2.0%

Real Estate Investment Trusts (REITs)	1.8%

Capital Markets	1.8%

Road & Rail	1.7%

IT Services	1.6%

Diversified Financial Services	1.6%

Household Products	1.5%

Trading Companies & Distributors	1.4%

Energy Equipment & Services	1.3%

Commercial Banks	1.0%

Diversified Consumer Services	0.4%

Total	100.0%

HSBC Investor Value Portfolio

Electrical Equipment	Percentage of Investments at Value

Insurance	16.7%

Oil, Gas & Consumable Fuels	13.0%

Pharmaceuticals	8.5%

Metals & Mining	8.1%

Software	7.1%

Investment Companies	6.5%

Media	6.1%

Communications Equipment	4.7%

Biotechnology	4.3%

Diversified Financial Services	3.8%

Aerospace & Defense	3.7%

Commercial Banks	2.1%

Food & Staples Retailing	2.1%

Tobacco	2.0%

Machinery	1.8%

Road & Rail	1.7%

Commercial Services & Supplies	1.7%

Household Products	1.3%

Energy Equipment & Services	1.3%

Independent Power Producers & Energy Traders	1.3%

Health Care Providers & Services	1.2%

Capital Markets	1.0%

Total	100.0%

*	Portfolio composition is subject to change.

	HSBC INVESTOR FAMILY OF FUNDS	16

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks – 98.4%

	Shares	Value ($)

Aerospace & Defense – 1.9%
Elbit Systems Ltd.	700	37,891
ITT Corp.	3,300	155,727
Precision Castparts Corp.	750	102,435

		296,053

Auto Components – 3.8%
BorgWarner, Inc. (a)	7,050	395,575
Gentex Corp.	9,800	195,804

		591,379

Biotechnology – 1.7%
BioMarin Pharmaceuticals, Inc. (a)	10,150	265,524

Capital Markets – 4.4%
Affiliated Managers Group, Inc. (a)	3,500	299,635
Eaton Vance Corp.	6,775	194,917
TD AMERITRADE Holding Corp. (a)	11,250	192,262

		686,814

Chemicals – 3.7%
Airgas, Inc.	3,400	241,162
LyondellBasell Industries NV, Class A (a)	5,900	158,474
Valspar Corp. (The)	5,300	170,130

		569,766

Commercial Banks – 3.7%
Comerica, Inc.	4,450	159,221
Fifth Third Bancorp	12,750	160,140
FirstMerit Corp.	4,050	69,579
Signature Bank (a)	4,400	185,856

		574,796

Commercial Services & Supplies – 1.5%
Stericycle, Inc. (a)	3,125	224,187

Construction & Engineering – 1.1%
Shaw Group, Inc. (The) (a)	5,600	171,136
URS Corp. (a)	150	5,840

		176,976

Consumer Finance – 0.8%
EZCORP, Inc., Class A (a)	5,900	126,732

Containers & Packaging – 1.8%
Crown Holdings, Inc. (a)	8,800	283,272

Distributors – 1.4%
LKQ Corp. (a)	9,675	210,335

Diversified Consumer Services – 0.7%
New Oriental Education & Technology Group, Inc. ADR (a)	1,050	112,739

Diversified Financial Services – 1.3%
MSCI, Inc., Class A (a)	5,800	207,930

Electric Utilities – 3.0%
ITC Holdings Corp.	2,975	186,265
Northeast Utilities	6,125	191,590
Portland General Electric Co.	4,050	84,645

		462,500

Common Stocks, continued

	Shares	Value ($)

Electrical Equipment – 1.0%
American Superconductor Corp. (a)	4,800	161,520

Energy Equipment & Services – 2.4%
Atwood Oceanics, Inc. (a)	5,750	186,932
Core Laboratories N.V.	2,300	178,871

		365,803

Food Products – 2.0%
J.M. Smucker Co. (The)	2,450	157,486
TreeHouse Foods, Inc. (a)	3,400	158,780

		316,266

Health Care Equipment & Supplies – 3.0%
Haemonetics Corp. (a)	2,800	153,020
Intuitive Surgical, Inc. (a)	250	65,738
ResMed, Inc. (a)	7,650	243,805

		462,563

Health Care Providers & Services – 2.8%
Catalyst Health Solutions, Inc. (a)	4,300	162,755
DaVita, Inc. (a)	2,700	193,725
Laboratory Corp. of America Holdings (a)	1,025	83,353

		439,833

Hotels, Restaurants & Leisure – 2.9%
Chipotle Mexican Grill, Inc., Class A (a)	850	178,678
Choice Hotels International, Inc.	7,000	266,210

		444,888

Household Durables – 1.2%
Tupperware Brands Corp.	4,150	185,962

Household Products – 1.2%
Church & Dwight Co., Inc.	2,750	181,088

Insurance – 3.0%
Axis Capital Holdings Ltd.	2,400	81,624
Lincoln National Corp.	10,400	254,592
Proassurance Corp. (a)	2,300	132,227

		468,443

Internet Software & Services – 1.2%
Akamai Technologies, Inc. (a)	3,700	191,179

IT Services – 3.9%
Cognizant Technology Solutions Corp. (a)	4,925	321,061
Fiserv, Inc. (a)	2,400	130,848
Teradata Corp. (a)	3,750	147,600

		599,509

Life Sciences Tools & Services – 1.5%
Mettler-Toledo International, Inc. (a)	1,725	225,216

Machinery – 7.4%
AGCO Corp. (a)	3,600	152,892
Eaton Corp.	1,350	119,921
Flowserve Corp.	2,650	265,000
Joy Global, Inc.	3,550	251,872
Terex Corp. (a)	8,450	189,702
Valmont Industries, Inc.	2,100	165,585

		1,144,972

17	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value ($)

Media – 3.8%
Cinemark Holdings, Inc.	8,200	143,910
Discovery Communications, Inc., Class C (a)	3,200	124,352
Liberty Media Corp. Capital Group, Series A (a)	2,400	138,096
Liberty Media-Starz, Series A (a)	2,750	180,180

		586,538

Metals & Mining – 1.2%
Compass Minerals International, Inc.	2,250	177,458

Multi-Utilities – 1.3%
NorthWestern Corp.	7,000	208,390

Oil, Gas & Consumable Fuels – 4.8%
Atlas Energy, Inc. (a)	6,512	189,629
Denbury Resources, Inc. (a)	9,100	154,882
EQT Corp.	4,925	184,392
SandRidge Energy, Inc. (a)	16,125	88,204
Southwestern Energy Co. (a)	3,500	118,475

		735,582

Professional Services – 1.1%
IHS, Inc., Class A (a)	2,250	162,540

Real Estate Investment Trusts (REITs) – 6.5%
Annaly Capital Management, Inc.	9,500	168,245
Corporate Office Properties Trust	3,350	118,891
Digital Realty Trust, Inc.	4,000	238,920
Essex Property Trust, Inc.	1,500	169,440
Macerich Co. (The)	7,000	312,270

		1,007,766

Road & Rail – 2.2%
Kansas City Southern (a)	7,750	339,605

Semiconductors & Semiconductor Equipment – 3.5%
ARM Holdings plc ADR	10,400	183,872
Cree, Inc. (a)	3,300	169,257
Microchip Technology, Inc.	5,800	186,644

		539,773

Software – 4.4%
Check Point Software Technologies Ltd. (a)	3,150	134,663
FactSet Research Systems, Inc.	1,250	109,725
MICROS Systems, Inc. (a)	4,600	208,794
Solera Holdings, Inc.	4,850	233,042

		686,224

Specialty Retail – 2.8%
Aeropostale, Inc. (a)	7,100	173,098
O’Reilly Automotive, Inc. (a)	1,600	93,600
Tiffany & Co.	3,250	172,250

		438,948

Wireless Telecommunication Services – 2.5%
American Tower Corp., Class A (a)	4,750	245,147
NII Holdings, Inc. (a)	3,400	142,154

		387,301

Common Stocks, continued

	Shares	Value ($)

TOTAL COMMON STOCKS (COST $11,781,379)		15,246,370

Investment Companies – 0.8%

Midcap SPDR Trust Series 1	760	114,403
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (b)	10,253	10,253

TOTAL INVESTMENT COMPANIES (COST $109,379)		124,656

TOTAL INVESTMENTS (COST $11,890,758) — 99.2%		15,371,026

Percentages indicated are based on net assets of $15,491,456.

ADR  — American Depositary Receipt
plc      — Public Limited Company
SPDR — Standard & Poor’s Depositary Receipt

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	18

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2010

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$67,292,333	$12,887,941	$—	$12,315,145	$117,127,395
Investments in non-affiliates, at value	—	—	15,371,026	—	—
Dividends receivable	—	—	1,502	—	—
Receivable for capital shares issued	289,859	79,289	9,460	585	92,862
Receivable for investments sold	—	—	197,373	—	—
Reclaims receivable	—	799,263	—	—	—
Receivable from Custodian	—	33,809	—	—	—
Receivable from Investment Adviser	5,216	25,122	10,475	1,900	—
Prepaid expenses and other assets	18,834	6,572	7,509	8,160	3,884

Total Assets	67,606,242	13,831,996	15,597,345	12,325,790	117,224,141

Liabilities:
Payable for investments purchased	—	—	29,866	—	—
Payable for capital shares redeemed	235,234	53,882	45,922	26,005	98,320
Accrued expenses and other liabilities:
Investment Management	—	—	10,021	—	—
Administration	1,177	218	558	213	2,033
Distribution	901	—	650	629	—
Shareholder Servicing	3,871	—	1,337	2,547	—
Compliance Services	1	1	—	1	3
Accounting	—	—	19	—	—
Custodian	—	—	1,672	—	—
Transfer Agent	13,885	6,418	10,621	10,215	7,745
Trustee	116	—	74	23	208
Other	27,956	4,392	5,149	5,072	51,500

Total Liabilities	283,141	64,911	105,889	44,705	159,809

Net Assets	$67,323,101	$13,767,085	$15,491,456	$12,281,085	$117,064,332

Composition of Net Assets:
Capital	$61,307,396	$82,478,566	$14,656,081	$10,766,135	$101,357,545
Accumulated net investment income (loss)	—	2,214,566	—	—	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(6,809,360)	(71,530,484)	(2,644,893)	(78,181)	561,853
Unrealized appreciation/depreciation from investments and foreign currencies	12,825,065	604,437	3,480,268	1,593,131	15,144,934

Net Assets	$67,323,101	$13,767,085	$15,491,456	$12,281,085	$117,064,332

Net Assets:
Class A Shares	$16,452,181	$—	$5,126,211	$11,281,556	$—
Class B Shares	1,212,547	—	975,557	658,383	—
Class C Shares	184,305	—	21,269	341,146	—
Class I Shares	49,474,068	13,767,085	9,368,419	—	117,064,332

Total	$67,323,101	$13,767,085	$15,491,456	$12,281,085	$117,064,332

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):

Class A Shares	1,095,554	—	722,314	1,166,915	—
Class B Shares	87,873	—	153,690	81,405	—
Class C Shares	13,273	—	3,313	41,364	—
Class I Shares	3,256,705	1,084,736	1,281,459	—	9,170,664

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$15.02	$—	$7.10	$9.67	$—
Class B Shares*	$13.80	$—	$6.35	$8.09	$—
Class C Shares*	$13.89	$—	$6.42	$8.25	$—
Class I Shares	$15.19	$12.69	$7.31	$—	$12.77
Maximum Sales Charge – Class A Shares	5.00%	—%	5.00%	5.00%	—%

Maximum Offering Price per share (Net Asset Value/ (100%-maximum sales charge)) – Class A Shares	$15.81	$—	$7.47	$10.18	$—

Total Investments, at cost			$11,890,758

*	Redemption Price per share varies by length of time shares are held.

19	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2010 (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$6,103,648	$32,404,763
Receivable for capital shares issued	36,328	204,390
Reclaims receivable	47,482	—
Receivable from Custodian	1,470	—
Receivable from Investment Adviser	5,755	5,321
Prepaid expenses and other assets	8,371	11,078

Total Assets	6,203,054	32,625,552

Liabilities:
Payable for capital shares redeemed	8,880	164,232
Accrued expenses and other liabilities:
Administration	109	573
Distribution	418	212
Shareholder Servicing	1,316	2,773
Compliance Service	3	67
Transfer Agent	8,007	10,981
Trustee	9	58
Other	2,144	15,360

Total Liabilities	20,886	194,256

Net Assets	$6,182,168	$32,431,296

Composition of Net Assets:
Capital	6,948,236	37,130,051
Accumulated net investment income	176,079	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,155,275)	(5,592,847)
Unrealized appreciation/depreciation from investments and foreign currencies	213,128	894,092

Net Assets	$6,182,168	$32,431,296

Net Assets:
Class A Shares	$5,540,796	$12,084,812
Class B Shares	585,484	249,628
Class C Shares	55,888	79,072
Class I Shares	—	20,017,784

Total	$6,182,168	$32,431,296

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,306,290	1,016,074
Class B Shares	157,812	22,059
Class C Shares	13,901	6,940
Class I Shares	—	1,685,948

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$4.24	$11.89
Class B Shares*	$3.71	$11.32
Class C Shares*	$4.02	$11.39
Class I Shares	$—	$11.87
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$4.46	$12.52

*	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	20

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2010

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Dividends	$—	$—	$191,404	$—	$—
Investment Income from Affiliated Portfolios (a)	392,229	4,384,985	—	63,139	590,383
Tax reclaims from Affiliated Portfolios (a)	—	186,402	—	—	—
Foreign tax withholding from Affiliated Portfolios (a)	—	(610,900)	—	(2)	3
Expenses from Affiliated Portfolios (a)	(416,011)	(1,059,082)	—	(103,862)	(969,564)
Other Income (b)	10,161	8,062	5,436	796	10,753

Total Investment Income (Loss)	(13,621)	2,909,467	196,840	(39,929)	(368,425)

Expenses:
Investment Management	—	—	119,088	—	—
Administration:
Class A Shares	3,233	—	1,981	2,147	—
Class B Shares	318	—	509	160	—
Class C Shares	30	—	6	62	—
Class I Shares	8,848	25,490	3,939	—	22,137
Distribution:
Class B Shares	11,713	—	9,387	5,880	—
Class C Shares	1,125	—	119	2,293	—
Shareholder Servicing:
Class A Shares	39,671	—	12,192	21,629	—
Class B Shares	3,904	—	3,129	1,960	—
Class C Shares	375	—	40	764	—
Accounting	24,000	8,999	57,575	19,000	9,000
Compliance Services	270	597	154	53	486
Transfer Agent	82,344	37,113	63,685	60,484	47,353
Trustee	939	2,021	544	181	1,674
Other	68,849	3,258	34,425	31,453	56,485

Total expenses before fee reductions	245,619	77,478	306,773	146,066	137,135
Fees contractually reduced by Investment Advisor	(22,001)	—	(107,107)	(49,041)	—
Fees voluntarily reduced by Investment Adviser	—	(39,043)	—	(11,678)	—

Net Expenses	223,618	38,435	199,666	85,347	137,135

Net Investment Income (Loss)	(237,239)	2,871,032	(2,826)	(125,276)	(505,560)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	2,754,614	(23,700,569)	1,035,360	1,493,153	13,711,938
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,698,898	10,508,917	2,307,361	1,480,059	14,318,171

Net realized/unrealized gains from investments and foreign currency transactions	11,453,512	(13,191,652)	3,342,721	2,973,212	28,030,109

Change In Net Assets Resulting From Operations	$11,216,273	$(10,320,620)	$3,339,895	$2,847,936	$27,524,549

(a)	Represents amounts allocated from the respective Affiliated Portfolios, where applicable.

(b)	See Note 7 in the Notes to Financial Statements.

21	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2010 (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$193,874	$485,348
Tax reclaims from Affiliated Portfolios (a)	4,469	—
Foreign tax withholding from Affiliated Portfolios (a)	(25,028)	(3,372)
Expenses from Affiliated Portfolios (a)	(59,877)	(209,522)
Other Income (b)	453	3,669

Total Investment Income (Loss)	113,891	276,123

Expenses:
Administration:
Class A Shares	1,105	2,492
Class B Shares	147	68
Class C Shares	11	15
Class I Shares	—	3,762
Distribution:
Class B Shares	5,421	2,484
Class C Shares	410	568
Shareholder Servicing:
Class A Shares	13,612	30,470
Class B Shares	1,807	828
Class C Shares	137	189
Accounting	19,000	24,001
Compliance Service	27	151
Transfer Agent	46,911	62,934
Trustee	95	484
Other	25,973	39,036

Total expenses before fee reductions	114,656	167,482
Fees contractually reduced by Investment Adviser	(53,391)	(45,129)
Fees voluntarily reduced by Investment Adviser	(9,349)	—

Net Expenses	51,916	122,353

Net Investment Income (Loss)	61,975	153,770

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	(292,078)	222,525
Change in unrealized appreciation/depreciation from investments and foreign currencies	543,769	3,453,894

Net realized/unrealized gains from investments and foreign currency transactions	251,691	3,676,419

Change In Net Assets Resulting From Operations	$313,666	$3,830,189

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

(b)	See Note 7 in the Notes to Financial Statements.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	22

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:

Operations:
Net investment income (loss)	$(237,239)	$(106,102)
Net realized gains (losses) from investments transactions	2,754,614	(9,717,237)
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,698,898	18,612,853

Change in net assets resulting from operations	11,216,273	8,789,514

Change in net assets resulting from capital transactions	(1,368,340)	(10,272,668)

Change in net assets	9,847,933	(1,483,154)

Net Assets:
Beginning of period	57,475,168	58,958,322

End of period	$67,323,101	$57,475,168

Accumulated net investment income (loss)	$—	$—

23	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,474,696	$1,225,814
Value of shares redeemed	(3,830,531)	(5,063,199)

Class A Shares capital transactions	(2,355,835)	(3,837,385)

Class B Shares:
Proceeds from shares issued	45,443	66,339
Value of shares redeemed	(1,185,170)	(1,164,836)

Class B Shares capital transactions	(1,139,727)	(1,098,497)

Class C Shares:
Proceeds from shares issued	37,690	36,704
Value of shares redeemed	(672)	(5,976)

Class C Shares capital transactions	37,018	30,728

Class I Shares:
Proceeds from shares issued	9,912,289	4,547,877
Value of shares redeemed	(7,822,085)	(9,915,391)

Class I Shares capital transactions	2,090,204	(5,367,514)

Change in net assets resulting from capital transactions	$(1,368,340)	$(10,272,668)

SHARE TRANSACTIONS:
Class A Shares:
Issued	105,581	112,735
Redeemed	(278,015)	(472,708)

Change in Class A Shares	(172,434)	(359,973)

Class B Shares:
Issued	3,490	6,818
Redeemed	(93,088)	(117,668)

Change in Class B Shares	(89,598)	(110,850)

Class C Shares:
Issued	3,029	3,677
Redeemed	(54)	(631)

Change in Class C Shares	2,975	3,046

Class I Shares:
Issued	705,610	418,087
Redeemed	(563,535)	(961,622)

Change in Class I Shares	142,075	(543,535)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$2,871,032	$3,354,935	$(2,826)	$37,965
Net realized gains (losses) from investments transactions	(23,700,569)	(59,981,220)	1,035,360	(3,509,959)
Change in unrealized appreciation/depreciation from investments and foreign currencies	10,508,917	90,089,864	2,307,361	5,026,011

Change in net assets resulting from operations	(10,320,620)	33,463,579	3,339,895	1,554,017

Dividends:
Net investment income:
Class A Shares	—	—	(5,190)	—
Class I Shares	(2,826,752)	(7,354,738)	(32,776)	—
Net realized gains:
Class A Shares	—	—	—	(294,264)
Class B Shares	—	—	—	(174,161)
Class C Shares	—	—	—	(1,041)
Class I Shares	—	(8,461,420)	—	(681,038)

Change in net assets resulting from shareholder dividends	(2,826,752)	(15,816,158)	(37,966)	(1,150,504)

Change in net assets resulting from capital transactions	(153,327,685)	1,541,373	(1,014,778)	(3,850,002)

Change in net assets	(166,475,057)	19,188,794	2,287,151	(3,446,489)

Net Assets:
Beginning of period	180,242,142	161,053,348	13,204,305	16,650,794

End of period	$13,767,085	$180,242,142	$15,491,456	$13,204,305

Accumulated net investment income (loss)	$2,214,566	$2,365,154	$—	$37,965

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$766,866	$566,784
Dividends reinvested	—	—	5,110	290,977
Value of shares redeemed	—	—	(899,336)	(541,791)

Class A Shares capital transactions	—	—	(127,360)	315,970

Class B Shares:
Proceeds from shares issued	—	—	40,946	82,819
Dividends reinvested	—	—	—	169,310
Value of shares redeemed	—	—	(923,255)	(686,734)

Class B Shares capital transactions	—	—	(882,309)	(434,605)

Class C Shares:
Proceeds from shares issued	—	—	4,998	11
Dividends reinvested	—	—	—	1,041
Value of shares redeemed	—	—	—	(508)

Class C Shares capital transactions	—	—	4,998	544

Class I Shares:
Proceeds from shares issued	17,089,243	26,914,666	3,806,298	341,422
Dividends reinvested	2,134,231	11,845,280	21,153	462,791
Value of shares redeemed	(172,551,159)	(37,218,573)	(3,837,558)	(4,536,124)

Class I Shares capital transactions	(153,327,685)	1,541,373	(10,107)	(3,731,911)

Change in net assets resulting from capital transactions	$(153,327,685)	$1,541,373	$(1,014,778)	$(3,850,002)

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	120,715	116,639
Reinvested	—	—	829	65,535
Redeemed	—	—	(136,224)	(111,962)

Change in Class A Shares	—	—	(14,680)	70,212

Class B Shares:
Issued	—	—	6,986	18,945
Reinvested	—	—	—	42,117
Redeemed	—	—	(161,076)	(154,800)

Change in Class B Shares	—	—	(154,090)	(93,738)

Class C Shares:
Issued	—	—	836	—
Reinvested	—	—	—	256
Redeemed	—	—	—	(138)

Change in Class C Shares	—	—	836	118

Class I Shares:
Issued	1,420,299	2,374,315	577,349	70,062
Reinvested	173,656	1,323,495	3,342	101,267
Redeemed	(15,335,841)	(3,874,180)	(568,717)	(911,670)

Change in Class I Shares	(13,741,886)	(176,370)	11,974	(740,341)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	26

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(125,276)	$(112,648)	$(505,560)	$(434,015)
Net realized gains (losses) from investments transactions	1,493,153	(1,474,598)	13,711,938	(12,341,854)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,480,059	2,899,270	14,318,171	24,564,409

Change in net assets resulting from operations	2,847,936	1,312,024	27,524,549	11,788,540

Dividends:
Net realized gains:
Class A Shares	—	(539,992)	—	—
Class B Shares	—	(107,053)	—	—
Class C Shares	—	(13,420)	—	—
Class I Shares	—	—	—	(2,746,629)

Change in net assets resulting from shareholder dividends	—	(660,465)	—	(2,746,629)

Change in net assets resulting from capital transactions	(1,603,281)	(981,801)	(10,745,516)	(6,597,185)

Change in net assets	1,244,655	(330,242)	16,779,033	2,444,726

Net Assets:
Beginning of period	11,036,430	11,366,672	100,285,299	97,840,573

End of period	$12,281,085	$11,036,430	$117,064,332	$100,285,299

Accumulated net investment income (loss)	$—	$—	$—	$—

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$958,979	$1,180,248	$—	$—
Dividends reinvested	—	537,467	—	—
Value of shares redeemed	(1,934,533)	(2,263,523)	—	—

Class A Shares capital transactions	(975,554)	(545,808)	—	—

Class B Shares:
Proceeds from shares issued	64,053	66,965	—	—
Dividends reinvested	—	106,455	—	—
Value of shares redeemed	(692,276)	(667,369)	—	—

Class B Shares capital transactions	(628,223)	(493,949)	—	—

Class C Shares:
Proceeds from shares issued	15,200	54,586	—	—
Dividends reinvested	—	13,420	—	—
Value of shares redeemed	(14,704)	(10,050)	—	—

Class C Shares capital transactions	496	57,956	—	—

Class I Shares:
Proceeds from shares issued	—	—	15,064,090	9,048,783
Dividends reinvested	—	—	—	2,020,969
Value of shares redeemed	—	—	(25,809,606)	(17,666,937)

Class I Shares capital transactions	—	—	(10,745,516)	(6,597,185)

Change in net assets resulting from capital transactions	$(1,603,281)	$(981,801)	$(10,745,516)	$(6,597,185)

SHARE TRANSACTIONS:
Class A Shares:
Issued	111,213	173,171	—	—
Reinvested	—	95,805	—	—
Redeemed	(226,379)	(340,092)	—	—

Change in Class A Shares	(115,166)	(71,116)	—	—

Class B Shares:
Issued	8,548	12,358	—	—
Reinvested	—	22,363	—	—
Redeemed	(97,089)	(123,288)	—	—

Change in Class B Shares	(88,541)	(88,567)	—	—

Class C Shares:
Issued	2,110	9,847	—	—
Reinvested	—	2,768	—	—
Redeemed	(1,877)	(1,959)	—	—

Change in Class C Shares	233	10,656	—	—

Class I Shares:
Issued	—	—	1,318,081	1,063,736
Reinvested	—	—	—	275,712
Redeemed	—	—	(2,249,632)	(2,220,201)

Change in Class I Shares	—	—	(931,551)	(880,753)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	28

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$61,975	$96,154	$153,770	$294,429
Net realized gains (losses) from investments transactions	(292,078)	(2,354,316)	222,525	(1,353,212)
Change in unrealized appreciation/depreciation from investments and foreign currencies	543,769	3,553,124	3,453,894	5,610,790

Change in net assets resulting from operations	313,666	1,294,962	3,830,189	4,552,007

Dividends:
Net investment income:
Class A Shares	(97,964)	(374,072)	(47,448)	(155,138)
Class B Shares	(10,236)	(62,669)	—	(2,255)
Class C Shares	(616)	(2,972)	—	(298)
Class I Shares	—	—	(115,714)	(232,742)
Net realized gains:
Class A Shares	—	(2,912,698)	—	—
Class B Shares	—	(617,230)	—	—
Class C Shares	—	(28,817)	—	—

Change in net assets resulting from shareholder dividends	(108,816)	(3,998,458)	(163,162)	(390,433)

Change in net assets resulting from capital transactions	(981,210)	1,710,202	(1,252,262)	(7,588,940)

Change in net assets	(776,360)	(993,294)	2,414,765	(3,427,366)

Net Assets:
Beginning of period	6,958,528	7,951,822	30,016,531	33,443,897

End of period	$6,182,168	$6,958,528	$32,431,296	$30,016,531

Accumulated net investment income (loss)	$176,079	$108,816	$—	$14,848

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$583,913	$405,226	$710,206	$493,761
Dividends reinvested	97,142	3,262,709	47,084	154,141
Value of shares redeemed	(1,265,995)	(2,210,404)	(2,905,337)	(4,681,860)

Class A Shares capital transactions	(584,940)	1,457,531	(2,148,047)	(4,033,958)

Class B Shares:
Proceeds from shares issued	18,410	33,259	9,750	13,994
Dividends reinvested	10,191	667,369	—	2,250
Value of shares redeemed	(421,250)	(468,176)	(270,952)	(336,758)

Class B Shares capital transactions	(392,649)	232,452	(261,202)	(320,514)

Class C Shares:
Proceeds from shares issued	—	—	110	—
Dividends reinvested	616	31,789	—	298
Value of shares redeemed	(4,237)	(11,570)	(850)	(5,546)

Class C Shares capital transactions	(3,621)	20,219	(740)	(5,248)

Class I Shares:
Proceeds from shares issued	—	—	4,792,318	2,374,352
Dividends reinvested	—	—	104,270	209,767
Value of shares redeemed	—	—	(3,738,861)	(5,813,339)

Class I Shares capital transactions	—	—	1,157,727	(3,229,220)

Change in net assets resulting from capital transactions	$(981,210)	$1,710,202	$(1,252,262)	$(7,588,940)

SHARE TRANSACTIONS:
Class A Shares:
Issued	145,520	108,012	60,743	53,511
Reinvested	23,521	1,049,103	4,327	17,816
Redeemed	(312,739)	(553,300)	(255,968)	(529,179)

Change in Class A Shares	(143,698)	603,815	(190,898)	(457,852)

Class B Shares:
Issued	5,508	8,391	870	1,659
Reinvested	2,807	243,565	—	274
Redeemed	(118,364)	(153,763)	(25,045)	(39,815)

Change in Class B Shares	(110,049)	98,193	(24,175)	(37,882)

Class C Shares:
Reinvested	156	10,703	—	36
Redeemed	(1,132)	(3,505)	(80)	(751)

Change in Class C Shares	(976)	7,198	(80)	(715)

Class I Shares:
Issued	—	—	418,459	249,723
Reinvested	—	—	9,616	24,319
Redeemed	—	—	(330,213)	(677,423)

Change in Class I Shares	—	—	97,862	(403,381)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	30

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)	$14.86
Year Ended October 31, 2007	14.86	—	*(e)	4.23	4.23	(0.01)	(1.13)	(1.14)	17.95
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55
Year Ended October 31, 2009	10.55	(0.04	)*	2.03	1.99	—	—	—	12.54
Year Ended October 31, 2010	12.54	(0.07	)*	2.55	2.48	—	—	—	15.02

CLASS B SHARES
Year Ended October 31, 2006	$13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)	$14.17
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)	16.92
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85
Year Ended October 31, 2009	9.85	(0.10	)*	1.85	1.75	—	—	—	11.60
Year Ended October 31, 2010	11.60	(0.16	)*	2.36	2.20	—	—	—	13.80

CLASS C SHARES
Year Ended October 31, 2006	$13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)	$14.24
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)	17.02
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91
Year Ended October 31, 2009	9.91	(0.12	)*	1.89	1.77	—	—	—	11.68
Year Ended October 31, 2010	11.68	(0.17	)*	2.38	2.21	—	—	—	13.89

CLASS I SHARES
Year Ended October 31, 2006	$14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)	$14.90
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)	18.02
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62
Year Ended October 31, 2009	10.62	(0.01	)*	2.04	2.03	—	—	—	12.65
Year Ended October 31, 2010	12.65	(0.04	)*	2.58	2.54	—	—	—	15.19

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	6.92%		$21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	30.45	%(f)	30,858	1.11	%(f)	(0.03	)%(f)	1.22%	57.04%
Year Ended October 31, 2008	(38.23	)%(g)	17,180	1.20%		(0.36)%		1.22%	157.87%
Year Ended October 31, 2009	18.86	%(h)	15,896	1.20%		(0.33)%		1.31%	65.67%
Year Ended October 31, 2010	19.78	%(i)(j)	16,452	1.20%		(0.54	)%(j)	1.23%	89.14%

CLASS B SHARES
Year Ended October 31, 2006	6.16%		$1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	29.43	%(f)	1,630	1.86	%(f)	(0.78	)%(f)	1.98%	57.04%
Year Ended October 31, 2008	(38.62	)%(g)	2,839	1.95%		(1.20)%		1.96%	157.87%
Year Ended October 31, 2009	17.87	%(h)	2,059	1.95%		(1.06)%		2.06%	65.67%
Year Ended October 31, 2010	18.97	%(i)(j)	1,213	1.95%		(1.28	)%(j)	1.98%	89.14%

CLASS C SHARES
Year Ended October 31, 2006	6.13%		$270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	29.49	%(f)	98	1.86	%(f)	(0.79	)%(f)	1.96%	57.04%
Year Ended October 31, 2008	(38.63	)%(g)	72	1.95%		(1.13)%		1.97%	157.87%
Year Ended October 31, 2009	17.86	%(h)	120	1.95%		(1.12)%		2.05%	65.67%
Year Ended October 31, 2010	18.92	%(i)(j)	184	1.95%		(1.30	)%(j)	1.99%	89.14%

CLASS I SHARES
Year Ended October 31, 2006	7.21%		$15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	30.73	%(f)	30,295	0.87	%(f)	0.20	%(f)	0.96%	57.04%
Year Ended October 31, 2008	(38.07	)%(g)	38,868	0.95%		(0.16)%		0.97%	157.87%
Year Ended October 31, 2009	19.11	%(h)	39,400	0.95%		(0.08)%		1.06%	65.67%
Year Ended October 31, 2010	20.08	%(i)(j)	49,474	0.95%		(0.30	)%(j)	0.99%	89.14%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Represents less than $0.005 or $(0.005).

(f)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(g)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19%, and 0.19%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(h)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53%, and 0.49%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(i)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares.

(j)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

31	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISORS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2006	$17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)	$22.10
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73
Year Ended October 31, 2009	10.73	0.28	2.31	2.59	(0.54)	(0.62)	(1.16)	12.16
Year Ended October 31, 2010	12.16	2.25	(1.53)	0.72	(0.19)	—	(0.19)	12.69

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS I SHARES
Year Ended October 31, 2006	32.70%		$ 283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	25.41	%(e)(f)	385,717	0.87	%(e)	2.15	%(e)	0.89%	26.08%
Year Ended October 31, 2008	(51.92)%		161,053	0.84%		2.69%		0.84%	28.98%
Year Ended October 31, 2009	27.90%		180,242	0.97%		2.27%		0.97%	58.31%
Year Ended October 31, 2010	5.99	%(g)(h)	13,767	0.87%		2.27	%(h)	0.90%	63.35%

(a)

The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02% for Class I Shares.

(f)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18% for Class I Shares.

(g)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact of the total return was 0.32% for Class I Shares.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc.(See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and total return was 0.01% and 0.06%, respectively, for Class I Shares.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	32

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$9.87	—	*(d)	1.19	1.19	—	(2.18)	(2.18)	$8.88
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	—	(0.62)	(0.62)	10.81
Year Ended October 31, 2008	10.81	(0.03	)*	(4.17)	(4.20)	—	(1.23)	(1.23)	5.38
Year Ended October 31, 2009	5.38	0.01	*	0.73	0.74	—	(0.44)	(0.44)	5.68
Year Ended October 31, 2010	5.68	(0.01	)*	1.44	1.43	(0.01)	—	(0.01)	7.10

CLASS B SHARES
Year Ended October 31, 2006	$9.48	(0.06	)*	1.13	1.07	—	(2.18)	(2.18)	$8.37
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	—	(0.62)	(0.62)	10.07
Year Ended October 31, 2008	10.07	(0.09	)*	(3.83)	(3.92)	—	(1.23)	(1.23)	4.92
Year Ended October 31, 2009	4.92	(0.02	)*	0.65	0.63	—	(0.44)	(0.44)	5.11
Year Ended October 31, 2010	5.11	(0.05	)*	1.29	1.24	—	—	—	6.35

CLASS C SHARES
Year Ended October 31, 2006	$9.54	(0.06	)*	1.15	1.09	—	(2.18)	(2.18)	$8.45
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	—	(0.62)	(0.62)	10.16
Year Ended October 31, 2008	10.16	(0.10	)*	(3.86)	(3.96)	—	(1.23)	(1.23)	4.97
Year Ended October 31, 2009	4.97	(0.02	)*	0.66	0.64	—	(0.44)	(0.44)	5.17
Year Ended October 31, 2010	5.17	(0.05	)*	1.30	1.25	—	—	—	6.42

CLASS I SHARES
Year Ended October 31, 2006	$9.98	0.03	*	1.20	1.23	—	(2.18)	(2.18)	$9.03
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	—	(0.62)	(0.62)	11.03
Year Ended October 31, 2008	11.03	(0.01	)*	(4.28)	(4.29)	—	(1.23)	(1.23)	5.51
Year Ended October 31, 2009	5.51	0.03	*	0.75	0.78	—	(0.44)	(0.44)	5.85
Year Ended October 31, 2010	5.85	0.01	*	1.48	1.49	(0.03)	—	(0.03)	7.31

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2006	13.66%		$3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	30.51	%(e)	5,897	1.19	%(e)	(0.45	)%(e)	1.70%	66.16%
Year Ended October 31, 2008	(43.49)%		3,584	1.35%		(0.36)%		1.80%	64.65%
Year Ended October 31, 2009	16.07	%(f)	4,186	1.35%		0.22%		2.17%	46.49%
Year Ended October 31, 2010	25.14	%(g)(h)	5,126	1.35%		(0.11	)%(h)	2.03%	71.38%

CLASS B SHARES
Year Ended October 31, 2006	12.78%		$7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.56	%(e)	6,285	1.92	%(e)	(1.15	)%(e)	2.48%	66.16%
Year Ended October 31, 2008	(43.97)%		1,975	2.09%		(1.15)%		2.51%	64.65%
Year Ended October 31, 2009	15.26	%(f)	1,574	2.10%		(0.48)%		2.94%	46.49%
Year Ended October 31, 2010	24.27	%(g)(h)	976	2.10%		(0.83	)%(h)	2.77%	71.38%

CLASS C SHARES
Year Ended October 31, 2006	12.93%		$95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.40	%(e)	79	1.93	%(e)	(1.16	)%(e)	2.46%	66.16%
Year Ended October 31, 2008	(43.97)%		12	2.09%		(1.20)%		2.49%	64.65%
Year Ended October 31, 2009	15.30	%(f)	13	2.10%		(0.53)%		2.91%	46.49%
Year Ended October 31, 2010	24.18	%(g)(h)	21	2.10%		(0.86)	%(h)	2.79%	71.38%

CLASS I SHARES
Year Ended October 31, 2006	13.97%		$17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	30.80	%(e)	20,671	0.93	%(e)	(0.19)	%(e)	1.47%	66.16%
Year Ended October 31, 2008	(43.44)%		11,080	1.10%		(0.12)%		1.54%	64.65%
Year Ended October 31, 2009	16.42	%(f)	7,432	1.10%		0.51%		1.95%	46.49%
Year Ended October 31, 2010	25.48	%(g)(h)	9,368	1.10%		0.14	%(h)	1.77%	71.38%

*	Calculated based on average shares outstanding.

(a)	Total return calculations do not include any sales or redemption charges.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Represents less than $0.005 or $(0.005).

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.10%, 0.10%, 0.10%, and 0.09%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(f)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04%, 0.04%, and 0.04%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(g)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.24%, 0.24%, 0.24% and 0.24% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively. The corresponding impact to the total return was less than 0.005%.

33	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)	$14.29
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)	16.41
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)	7.09
Year Ended October 31, 2009	7.09	(0.07	)*	0.97	0.90	(0.43)	(0.43)	7.56
Year Ended October 31, 2010	7.56	(0.09	)*	2.20	2.11	—	—	9.67

CLASS B SHARES
Year Ended October 31, 2006	$11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)	$13.25
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)	14.94
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)	6.10
Year Ended October 31, 2009	6.10	(0.10	)*	0.80	0.70	(0.43)	(0.43)	6.37
Year Ended October 31, 2010	6.37	(0.13	)*	1.85	1.72	—	—	8.09

CLASS C SHARES
Year Ended October 31, 2006	$11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)	$13.38
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)	15.11
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)	6.21
Year Ended October 31, 2009	6.21	(0.10	)*	0.81	0.71	(0.43)	(0.43)	6.49
Year Ended October 31, 2010	6.49	(0.13	)*	1.89	1.76	—	—	8.25

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	18.81%		$24,463	1.55%		(1.04)%		1.70%	60.83%
Year Ended October 31, 2007	30.28	%(e)	15,057	1.52	%(e)	(1.13	)%(e)	1.77%	69.41%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%		1.82%	80.42%
Year Ended October 31, 2009	14.85%		9,687	1.55%		(1.02)%		2.30%	64.91%
Year Ended October 31, 2010	27.91	%(f)(g)	11,282	1.55%		(1.00	)%(g)	2.07%	67.62%

CLASS B SHARES
Year Ended October 31, 2006	17.91%		$4,768	2.30%		(1.79)%		2.45%	60.83%
Year Ended October 31, 2007	29.30	%(e)	4,928	2.26	%(e)	(1.91	)%(e)	2.52%	69.41%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%		2.58%	80.42%
Year Ended October 31, 2009	13.92%		1,082	2.30%		(1.77)%		3.10%	64.91%
Year Ended October 31, 2010	27.00	%(f)(g)	658	2.30%		(1.78	)%(g)	2.86%	67.62%

CLASS C SHARES
Year Ended October 31, 2006	17.92%		$299	2.30%		(1.78)%		2.45%	60.83%
Year Ended October 31, 2007	29.32	%(e)	334	2.27	%(e)	(1.91	)%(e)	2.50%	69.41%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%		2.58%	80.42%
Year Ended October 31, 2009	13.83%		267	2.30%		(1.78)%		3.08%	64.91%
Year Ended October 31, 2010	27.12	%(f)(g)	341	2.30%		(1.75	)%(g)	2.86%	67.62%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03%, for Class A Shares, Class B Shares, and Class C Shares, respectively.

(f)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	34

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2006	$14.94	(0.09)	2.93	2.84	(0.50)	(0.50)	$17.28
Year Ended October 31, 2007	17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	18.94
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	8.91
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS I SHARES
Year Ended October 31, 2006	19.40%		$192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	29.42	%(e)	176,593	0.96	%(e)	(0.60	)%(e)	1.03%	69.41%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%
Year Ended October 31, 2009	15.47%		100,285	1.02%		(0.50)%		1.02%	64.91%
Year Ended October 31, 2010	28.60	%(f)(g)	117,064	1.01%		(0.46	)%(g)	1.01%	67.62%

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.07% for the Class I Shares.

(f)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.

(g)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.

35	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)	$18.85
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)	20.48
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)	7.85
Year Ended October 31, 2009	7.85	0.06	*	0.47	0.53	(0.49)	(3.79)	(4.28)	4.10
Year Ended October 31, 2010	4.10	0.04	*	0.17	0.21	(0.07)	—	(0.07)	4.24

CLASS B SHARES
Year Ended October 31, 2006	14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)	$18.00
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)	19.42
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)	7.36
Year Ended October 31, 2009	7.36	0.03	*	0.37	0.40	(0.38)	(3.79)	(4.17)	3.59
Year Ended October 31, 2010	3.59	0.01	*	0.15	0.16	(0.04)	—	(0.04)	3.71

CLASS C SHARES
Year Ended October 31, 2006	$15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)	$18.37
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)	19.94
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)	7.61
Year Ended October 31, 2009	7.61	0.03	*	0.43	0.46	(0.39)	(3.79)	(4.18)	3.89
Year Ended October 31, 2010	3.89	0.01	*	0.16	0.17	(0.04)	—	(0.04)	4.02

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	31.85%		$22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	24.19	%(e)	16,078	1.62	%(e)	1.15	%(e)	1.64%	26.08%
Year Ended October 31, 2008	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%
Year Ended October 31, 2009	23.99%		5,939	1.70%		1.56%		2.52%	58.31%
Year Ended October 31, 2010	5.17	%(f)(g)	5,541	1.70%		1.10	%(g)	2.71%	63.35%

CLASS B SHARES
Year Ended October 31, 2006	30.87%		$3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	23.26	%(e)	3,698	2.37	%(e)	0.59	%(e)	2.40%	26.08%
Year Ended October 31, 2008	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%
Year Ended October 31, 2009	23.03%		962	2.45%		0.79%		3.28%	58.31%
Year Ended October 31, 2010	4.52	%(f)(g)	585	2.45%		0.28	%(g)	3.44%	63.35%

CLASS C SHARES
Year Ended October 31, 2006	30.92%		$163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	23.39	%(e)	147	2.30	%(e)	0.59	%(e)	2.32%	26.08%
Year Ended October 31, 2008	(52.96)%		58	2.45%		1.12%		2.57%	28.98%
Year Ended October 31, 2009	23.01%		58	2.45%		0.92%		3.28%	58.31%
Year Ended October 31, 2010	4.43	%(f)(g)	56	2.45%		0.33	%(g)	3.46%	63.35%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02%, for Class A Shares, Class B Shares, and Class C Shares, respectively.

(f)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.34%, 0.34% and 0.34% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	36

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)	$16.72
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)	16.54
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94
Year Ended October 31, 2009	8.94	0.09	*	1.64	1.73	(0.11)	—	(0.11)	10.56
Year Ended October 31, 2010	10.56	0.03	*	1.34	1.37	(0.04)	—	(0.04)	11.89

CLASS B SHARES
Year Ended October 31, 2006	$14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)	$16.08
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)	15.83
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53
Year Ended October 31, 2009	8.53	0.04	*	1.54	1.58	(0.03)	—	(0.03)	10.08
Year Ended October 31, 2010	10.08	(0.04	)*	1.28	1.24	—	—	—	11.32

CLASS C SHARES
Year Ended October 31, 2006	$14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)	$16.18
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)	15.94
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60
Year Ended October 31, 2009	8.60	0.02	*	1.57	1.59	(0.04)	—	(0.04)	10.15
Year Ended October 31, 2010	10.15	(0.04	)*	1.28	1.24	—	—	—	11.39

CLASS I SHARES
Year Ended October 31, 2006	$15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)	$16.70
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)	16.52
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93
Year Ended October 31, 2009	8.93	0.11	*	1.63	1.74	(0.13)	—	(0.13)	10.54
Year Ended October 31, 2010	10.54	0.06	*	1.34	1.40	(0.07)	—	(0.07)	11.87

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	21.70%		$24,688	1.20%		0.74%		1.43%	20.63%
Year Ended October 31, 2007	9.77	%(e)	27,225	1.11	%(e)	0.84	%(e)	1.25%	18.67%
Year Ended October 31, 2008	(40.46	)%(f)	14,881	1.20%		0.99%		1.23%	24.61%
Year Ended October 31, 2009	19.59	%(g)	12,742	1.20%		0.91%		1.40%	19.77%
Year Ended October 31, 2010	13.05	%(h)(i)	12,085	1.20%		0.36	%(i)	1.34%	26.36%

CLASS B SHARES
Year Ended October 31, 2006	20.78%		$1,939	1.95%		(0.01)%		2.18%	20.63%
Year Ended October 31, 2007	8.92	%(e)	1,772	1.87	%(e)	0.10	%(e)	2.00%	18.67%
Year Ended October 31, 2008	(40.89	)%(f)	717	1.95%		0.24%		1.98%	24.61%
Year Ended October 31, 2009	18.63	%(g)	466	1.95%		0.23%		2.14%	19.77%
Year Ended October 31, 2010	12.30	%(h)(i)	250	1.95%		(0.34	)%(i)	2.08%	26.36%

CLASS C SHARES
Year Ended October 31, 2006	20.72%		$157	1.95%		0.01%		2.17%	20.63%
Year Ended October 31, 2007	8.95	%(e)	126	1.87	%(e)	0.11	%(e)	1.99%	18.67%
Year Ended October 31, 2008	(40.89	)%(f)	66	1.95%		0.24%		1.98%	24.61%
Year Ended October 31, 2009	18.60	%(g)	71	1.95%		0.12%		2.14%	19.77%
Year Ended October 31, 2010	12.32	%(h)(i)	79	1.95%		(0.40	)%(i)	2.10%	26.36%

CLASS I SHARES
Year Ended October 31, 2006	21.90%		$18,036	0.95%		0.99%		1.18%	20.63%
Year Ended October 31, 2007	10.04	%(e)	28,692	0.87	%(e)	1.07	%(e)	0.99%	18.67%
Year Ended October 31, 2008	(40.29	)%(f)	17,779	0.95%		1.24%		0.98%	24.61%
Year Ended October 31, 2009	19.82	%(g)	16,737	0.95%		1.16%		1.15%	19.77%
Year Ended October 31, 2010	13.35	%(h)(i)	20,018	0.95%		0.60	%(i)	1.10%	26.36%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(f)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22%, and 0.22%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(g)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03%, and 0.03%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(h)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(i)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Chares and Class I Shares, respectively.

37	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2010, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 2 separate operational funds. The accompanying financial statements are presented for the following 7 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust (collectively the “Trusts”):

Fund	Short Name	Trust

HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Equity Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

All the Funds are diversified funds. Each Fund is a part of the HSBC Investor Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund”, collectively the “Feeder Funds”) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on October 31, 2010

Growth Fund	HSBC Investor Growth Portfolio	68.1%
International Equity Fund	HSBC Investor International Equity Portfolio	30.8%
Opportunity Fund	HSBC Investor Opportunity Portfolio	8.8%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	84.0%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	14.6%
Value Fund	HSBC Investor Value Portfolio	62.6%

          The HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements and also receive investments from certain fund of funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The International Equity Fund and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Opportunity Fund and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than

HSBC INVESTOR FAMILY OF FUNDS	38

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

          Under the Trusts’ organizational documents, the Trusts’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below in Note 3.

Investment Transactions and Related Income:

A. Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Equity Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

39	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          Prior to February 28, 2010, a redemption fee of 2.00% was charged and recorded as paid-in-capital for any shares redeemed or exchanged after being held for less than 30 days. This fee did not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that could not implement the fee. Effective February 28, 2010, the redemption fee has been removed. For the fiscal years ended October 31, 2009 and October 31, 2010, the following Funds collected redemption fees as follows:

Fund	Fees Collected 2009	Fees Collected 2010

Growth Fund	$2,635	$—
International Equity Fund	8,926	143
Mid-Cap Fund	25	11
Opportunity Fund (Advisor)	2,378	141
Opportunity Fund	638	318
Overseas Equity Fund	73	2
Value Fund	2,519	55

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Futures Contracts:

          The Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market conditions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, the Mid-Cap Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risk associated with the of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2010, the Mid-Cap Fund did not hold any futures contracts.

HSBC INVESTOR FAMILY OF FUNDS	40

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

Options:

          The Mid-Cap Fund may write covered call options against some of the securities in its portfolio provided the securities are listed on a national securities exchange. A call option is “covered” if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the year ended October 31, 2010, the Mid-Cap Fund did not write any covered call options.

3.	Investment Valuation Summary:

          The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1—quoted prices in active markets for identical assets

• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or profits, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by the Fund include governmental actions, natural disasters and armed conflicts.

          The Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, respectively, as more fully discussed below.

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

          The Schedule of Portfolio Investments include additional information regarding the investments for the Mid-Cap Fund. The following is a summary of the valuation inputs used as of October 31, 2010 in valuing the Funds’ investments based upon three levels defined above:

41	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$67,292,333	$—	$67,292,333

Total Investment Securities	$—	$67,292,333	$—	$67,292,333

International Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$12,887,941	$—	$12,887,941

Total Investment Securities	$—	$12,887,941	$—	$12,887,941

Mid-Cap Fund
Investment Securities:
Common Stocks (b)	$15,246,370	$—	$—	$15,246,370
Investment Companies	124,656	—	—	124,656

Total Investment Securities	$15,371,026	$—	$—	$15,371,026

Opportunity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$12,315,145	$—	$12,315,145

Total Investment Securities	$—	$12,315,145	$—	$12,315,145

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolios (a)	$—	$117,127,395	$—	$117,127,395

Total Investment Securities	$—	$117,127,395	$—	$117,127,395

Overseas Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$6,103,648	$—	$6,103,648

Total Investment Securities	$—	$6,103,648	$—	$6,103,648

Value Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$32,404,763	$—	$32,404,763

Total Investment Securities	$—	$32,404,763	$—	$32,404,763

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these investments are categorized as Level 2.

(b)	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

4.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds’ investments. Investment sub-advisory services are provided by Munder Capital Management (“Munder”) for the Mid-Cap Fund.

HSBC INVESTOR FAMILY OF FUNDS	42

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

          For their services as Investment Adviser and Investment sub-adviser, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at the annual rates of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rates above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trust and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $269,869 for the year ended October 31, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. As of the most recent fiscal year end, Foreside, as Distributor, also received $628,328, $459,202 and $43,157 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $60, $12 and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trusts have adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

43	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

Fund Accounting, Transfer Agency and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi Ohio receives additional fees paid by the Trust for blue sky exemption services.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2011, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2013*	2012*	2011*

Growth Fund	$22,001	$56,048	$7,580
Mid-Cap Fund	107,107	69,632	35,881
Opportunity Fund	49,041	65,792	—
Overseas Equity Fund	53,391	45,169	—
Value Fund	45,129	55,991	13,116

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

HSBC INVESTOR FAMILY OF FUNDS	44

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

          HSBC has agreed to voluntarily limit the annual total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses of the International Equity Fund. The expense limitation is based on average daily net assets for any full fiscal year as follows:

Fund	Class	Current Voluntary Expense Limitation

International Equity Fund	I	1.00%

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2010 were as follows:

Fund	Purchases	Sales

Mid-Cap Fund	11,019,970	12,077,441

There were no long-term U.S. Government securities held during the year ended October 31, 2010.

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2010 totaled:

Fund	Contributions	Withdrawals

Growth Fund	5,781,330	7,438,845
International Equity Fund	12,583,991	168,956,511
Opportunity Fund	325,268	1,969,615
Opportunity Fund (Advisor)	8,677,830	19,415,774
Overseas Equity Fund	206,142	1,373,859
Value Fund	2,733,340	4,324,619

6.	Federal Income Tax Information:

          At October 31, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Mid-Cap Fund	$12,146,015	$3,375,298	$(150,287)	$3,225,011

The tax character of dividends paid by the Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund	2,826,752	—	2,826,752
Mid-Cap Fund	37,966	—	37,966
Opportunity Fund	—	—	—
Opportunity Fund (Advisor)	—	—	—
Overseas Equity Fund	108,816	—	108,816
Value Fund	163,162	—	163,162

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

45	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

The tax character of dividends paid by the Funds for the year ended October 31, 2009 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund	7,354,738	8,461,420	15,816,158
Mid-Cap Fund	—	1,150,504	1,150,504
Opportunity Fund	—	660,465	660,465
Opportunity Fund (Advisor)	—	2,746,629	2,746,629
Overseas Equity Fund	651,140	3,347,318	3,998,458
Value Fund	390,433	—	390,433

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

                    As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Growth Fund	$—	$—	$—	$—	$—	$(9,748,249)	$12,347,061	$2,598,812
International Equity Fund	2,252,180	—	—	2,252,180	—	(71,453,812)	490,152	(68,711,480)
Mid-Cap Fund	—	—	—	—	—	(2,389,636)	3,225,011	835,375
Opportunity Fund	—	—	201,742	201,742	—	—	1,313,207	1,514,949
Opportunity Fund (Advisor)	—	—	2,935,111	2,935,111	—	—	12,771,676	15,706,787
Overseas Equity Fund	193,893	—	—	193,893	—	(1,183,101)	223,139	(766,069)
Value Fund	—	—	—	—	—	(5,476,316)	777,561	(4,698,755)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of October 31, 2010, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Growth Fund	9,748,249	2017
International Equity Fund	59,383,976	2017
International Equity Fund	12,069,836	2018
Mid-Cap Fund	2,389,636	2017
Overseas Fund	1,183,101	2017
Value Fund	4,161,559	2016
Value Fund	1,314,757	2017

HSBC INVESTOR FAMILY OF FUNDS	46

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

During the tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

Growth Fund	1,882,720
Mid-Cap Fund	972,155
Opportunity Fund	1,305,884
Opportunity Fund (Advisor)	10,911,778
Overseas Fund	1,185,304
Value Fund	539,878

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010 and are disclosed in the Statements of Operations as “Other Income”. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8.	Subsequent Events (Unaudited):

On September 14, 2010, the Trust’s Board of Trustees approved a Plan of Liquidation to close the Mid-Cap Fund. The Mid-Cap Fund was liquidated on November 19, 2010 at its net asset value on such date.

          Effective November 1, 2010, each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the noninterested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

47	HSBC INVESTOR FAMILY OF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Funds
HSBC Advisor Funds Trust:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Growth Fund, HSBC Investor International Equity Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Opportunity Fund, HSBC Investor Opportunity Fund (Advisor), HSBC Investor Overseas Equity Fund and HSBC Investor Value Fund (the Funds), including the schedule of portfolio investments of HSBC Investor Mid-Cap Fund as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

          As discussed in note 8, the Board of Trustees approved a Plan of Liquidation to close the Mid-Cap Fund on September 14, 2010. The Mid-Cap Fund was liquidated on November 19, 2010 at its net asset value on such date.

Columbus, Ohio
December 22, 2010

HSBC INVESTOR FAMILY OF FUNDS	48

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited)—As of October 31, 2010

          For the year ended October 31, 2010, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Mid-Cap Fund	100.00%
Value Fund	100.00%

          The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2010 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense

International Equity Fund	$3.49	$0.36
Overseas Equity Fund	$0.11	$0.01

          For the year ended October 31, 2010, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV:

Fund	Qualified Dividend Income

Mid-Cap Fund	100.00%
International Equity Fund	100.00%
Overseas Equity Fund	96.52%
Value Fund	100.00%

49	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010

          As a shareholder of the HSBC Investor Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees, (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio During Period 5/1/10 - 10/31/10

Growth Fund	Class A Shares	$1,000.00	$1,043.80	$6.03	1.17%
	Class B Shares	1,000.00	1,039.90	9.87	1.92%
	Class C Shares	1,000.00	1,039.70	9.87	1.92%
	Class I Shares	1,000.00	1,044.70	4.74	0.92%
International Equity Fund	Class I Shares	1,000.00	1,044.40	0.62	0.12%
Mid-Cap Fund	Class A Shares	1,000.00	1,030.50	6.55	1.28%
	Class B Shares	1,000.00	1,025.80	10.37	2.03%
	Class C Shares	1,000.00	1,025.60	10.31	2.02%
	Class I Shares	1,000.00	1,031.00	5.27	1.03%
Opportunity Fund	Class A Shares	1,000.00	1,032.00	7.89	1.54%
	Class B Shares	1,000.00	1,029.30	11.71	2.29%
	Class C Shares	1,000.00	1,028.70	11.71	2.29%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,034.80	5.28	1.03%
Overseas Equity Fund	Class A Shares	1,000.00	1,041.80	7.00	1.36%
	Class B Shares	1,000.00	1,039.20	10.85	2.11%
	Class C Shares	1,000.00	1,038.80	10.84	2.11%
Value Fund	Class A Shares	1,000.00	994.90	5.93	1.18%
	Class B Shares	1,000.00	992.10	9.69	1.93%
	Class C Shares	1,000.00	992.20	9.69	1.93%
	Class I Shares	1,000.00	996.20	4.68	0.93%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	50

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio During Period 5/1/10 - 10/31/10

Growth Fund	Class A Shares	$1,000.00	$1,019.31	$5.96	1.17%
	Class B Shares	1,000.00	1,015.53	9.75	1.92%
	Class C Shares	1,000.00	1,015.53	9.75	1.92%
	Class I Shares	1,000.00	1,020.57	4.69	0.92%
International Equity Fund	Class I Shares	1,000.00	1,024.60	0.61	0.12%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.75	6.51	1.28%
	Class B Shares	1,000.00	1,014.97	10.31	2.03%
	Class C Shares	1,000.00	1,015.02	10.26	2.02%
	Class I Shares	1,000.00	1,020.01	5.24	1.03%
Opportunity Fund	Class A Shares	1,000.00	1,017.44	7.83	1.54%
	Class B Shares	1,000.00	1,013.66	11.62	2.29%
	Class C Shares	1,000.00	1,013.66	11.62	2.29%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,020.01	5.24	1.03%
Overseas Equity Fund	Class A Shares	1,000.00	1,018.35	6.92	1.36%
	Class B Shares	1,000.00	1,014.57	10.71	2.11%
	Class C Shares	1,000.00	1,014.57	10.71	2.11%
Value Fund	Class A Shares	1,000.00	1,019.26	6.01	1.18%
	Class B Shares	1,000.00	1,015.48	9.80	1.93%
	Class C Shares	1,000.00	1,015.48	9.80	1.93%
	Class I Shares	1,000.00	1,020.52	4.74	0.93%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

51	HSBC INVESTOR FAMILY OF FUNDS

Other Information:

          Information regarding how the Funds and Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Funds and Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds’ and Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Funds’ and Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Funds’ and Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	52

(This Page Intentionally Left Blank)

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—98.1%

	Shares	Value($)

Aerospace & Defense – 2.9%
Goodrich Corp.	11,800	968,426
United Technologies Corp.	25,200	1,884,204

		2,852,630

Air Freight & Logistics – 1.1%
C. H. Robinson Worldwide, Inc.	16,100	1,134,728

Auto Components – 0.5%
BorgWarner, Inc. (a)	9,700	544,267

Beverages – 1.0%
PepsiCo, Inc.	14,800	966,440

Biotechnology – 1.0%
Celgene Corp. (a)	16,700	1,036,569

Capital Markets – 5.4%
Franklin Resources, Inc.	13,200	1,514,040
Goldman Sachs Group, Inc.	18,100	2,913,195
TD AMERITRADE Holding Corp. (a)	52,000	888,680

		5,315,915

Chemicals – 0.9%
Ecolab, Inc.	17,900	882,828

Communications Equipment – 5.8%
Cisco Systems, Inc. (a)	91,600	2,091,228
Juniper Networks, Inc. (a)	21,700	702,863
QUALCOMM, Inc.	64,100	2,892,833

		5,686,924

Computers & Peripherals – 8.6%
Apple, Inc. (a)	16,480	4,958,338
EMC Corp. (a)	109,200	2,294,292
NetApp, Inc. (a)	22,700	1,208,775

		8,461,405

Construction & Engineering – 1.4%
Fluor Corp.	28,600	1,378,234

Diversified Financial Services – 3.5%
CME Group, Inc.	3,700	1,071,705
IntercontinentalExchange, Inc. (a)	7,700	884,499
JP Morgan Chase & Co.	40,100	1,508,963

		3,465,167

Electronic Equipment, Instruments & Components – 2.0%
Agilent Technologies, Inc. (a)	27,200	946,560
Amphenol Corp., Class A	20,100	1,007,613

		1,954,173

Energy Equipment & Services – 4.2%
FMC Technologies, Inc. (a)	25,700	1,852,970
Schlumberger Ltd.	33,200	2,320,348

		4,173,318

Financial Services – 2.8%
Visa, Inc., Class A	35,800	2,798,486

Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	15,100	947,827

Common Stocks, continued

	Shares	Value($)

Food Products – 0.9%
Green Mountain Coffee Roasters, Inc. (a)	25,600	844,544

Health Care Equipment & Supplies – 0.8%
Varian Medical Systems, Inc. (a)	13,000	821,860

Health Care Providers & Services – 2.8%
Express Scripts, Inc. (a)	56,300	2,731,676

Health Care Technology – 1.1%
Cerner Corp. (a)	11,900	1,045,177

Hotels, Restaurants & Leisure – 2.2%
Ctrip.com International Ltd. ADR (a)	20,400	1,062,228
Yum! Brands, Inc.	22,900	1,134,924

		2,197,152

Internet & Catalog Retail – 6.5%
Amazon.com, Inc. (a)	14,500	2,394,530
Netflix, Inc. (a)	3,400	589,900
Priceline.com, Inc. (a)	9,000	3,391,290

		6,375,720

Internet Software & Services – 4.7%
Baidu, Inc. ADR (a)	15,650	1,721,657
Google, Inc., Class A (a)	4,850	2,973,001

		4,694,658

IT Services – 4.1%
Cognizant Technology Solutions Corp. (a)	61,600	4,015,704

Machinery – 6.0%
Danaher Corp.	58,800	2,549,568
Deere & Co.	22,600	1,735,680
Illinois Tool Works, Inc.	35,500	1,622,350

		5,907,598

Media – 0.5%
Scripps Networks Interactive, Class A	9,900	503,811

Metals & Mining – 2.8%
Cliffs Natural Resources, Inc.	26,900	1,753,880
Walter Energy, Inc.	11,700	1,029,132

		2,783,012

Multiline Retail – 1.5%
Kohl’s Corp. (a)	29,400	1,505,280

Oil, Gas & Consumable Fuels – 2.0%
Peabody Energy Corp.	19,000	1,005,100
Petroleo Brasileiro SA ADR	31,200	973,128

		1,978,228

Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	14,600	1,039,082

Pharmaceuticals – 2.9%
Shire plc ADR	20,900	1,465,090
Teva Pharmaceutical Industries Ltd. ADR	26,400	1,370,160

		2,835,250

Road & Rail – 3.0%
Union Pacific Corp.	34,200	2,998,656

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	54

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Semiconductors & Semiconductor Equipment – 1.1%
Texas Instruments, Inc.	38,300	1,132,531

Software – 7.0%
Autodesk, Inc. (a)	39,700	1,436,346
Citrix Systems, Inc. (a)	27,100	1,736,297
Intuit, Inc. (a)	13,200	633,600
Oracle Corp.	106,200	3,122,280

		6,928,523

Specialty Retail – 2.3%
Dick’s Sporting Goods, Inc. (a)	17,500	504,350
O’Reilly Automotive, Inc. (a)	22,300	1,304,550
Urban Outfitters, Inc. (a)	13,600	418,472

		2,227,372

Textiles, Apparel & Luxury Goods – 1.0%
Nike, Inc., Class B	11,600	944,704

Wireless Telecommunication Services – 1.8%
American Tower Corp., Class A (a)	33,600	1,734,096

TOTAL COMMON STOCKS (COST $77,391,455)		96,843,545

Investment Company—1.3%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (b)	1,314,150	1,314,150

TOTAL INVESTMENT COMPANY (COST $1,314,150)		1,314,150

TOTAL INVESTMENTS (COST $78,705,605) — 99.4%		98,157,695

Percentages indicated are based on net assets of $98,750,801.

ADR — American Depositary Receipt plc — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

55	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—96.8%

	Shares	Value($)

Australia – 3.9%
Australia & New Zealand Banking Group Ltd.	9,000	218,667
Boral Ltd.	51,520	221,491
Incitec Pivot Ltd.	46,600	169,763
National Australia Bank Ltd.	33,165	826,900
Telstra Corp. Ltd. (a)	70,200	183,554

		1,620,375

Austria – 0.8%
OMV AG	8,600	321,273

Belgium – 1.3%
Delhaize Group SA	5,634	393,502
KBC Groep NV (b)	3,300	143,531

		537,033

Brazil – 1.3%
Banco Do Brasil SA	11,100	214,948
Vale SA, Preferred ADR	10,900	313,157

		528,105

Canada – 4.8%
Agrium, Inc.	1,900	168,123
Lundin Mining Corp. (b)	45,600	288,913
National Bank of Canada	5,900	388,453
Nexen, Inc.	17,727	377,281
Penn West Energy Trust	20,523	467,585
Suncor Energy, Inc.	10,428	334,236

		2,024,591

China – 0.4%
China Petroleum & Chemical Corp.	170,000	160,328

Denmark – 1.2%
Danske Bank A/S (b)	18,800	500,075

France – 14.7%
Arkema	4,200	271,369
BNP Paribas SA	8,986	657,131
Bouygues SA	12,600	555,217
Cap Gemini SA	7,900	402,970
Compagnie Generale de Geophysique- Veritas (b)	7,000	163,165
Electricite de France	9,500	435,274
France Telecom SA	25,200	605,452
Lagardere S.C.A	10,300	439,248
PPR	1,300	213,109
Renault SA (b)	6,300	350,024
Sanofi-Aventis	9,400	656,404
Societe Generale	8,581	513,773
Vallourec SA	2,234	231,825
Vivendi	22,220	633,731

		6,128,692

Germany – 8.0%
Allianz SE	5,800	726,816
Bayer AG	10,200	765,071
Deutsche Bank AG	6,800	393,843
E.ON AG	20,200	633,604

Common Stocks, continued

	Shares	Value($)

Germany, continued
Muenchener Rueckversicherungs- Gesellschaft AG	2,100	328,034
Thyssenkrupp AG	13,700	503,598

		3,350,966

Hong Kong – 1.5%
Esprit Holdings Ltd.	57,577	310,133
New World Development Co. Ltd.	160,009	315,848

		625,981

Italy – 4.5%
ENI SpA	25,200	567,754
Telecom Italia RSP	204,200	250,064
Telecom Italia SpA	286,200	438,899
UniCredit SpA	232,800	606,783

		1,863,500

Japan – 23.0%
AEON Co. Ltd.	18,100	213,285
Air Water, Inc.	5,800	67,697
Asahi Breweries Ltd.	16,200	327,222
Asahi Glass Co. Ltd.	9,000	86,476
DIC Corp.	59,000	110,006
Dowa Holdings Co. Ltd.	19,800	120,351
East Japan Railway Co.	2,600	160,783
ITOCHU Corp.	39,700	348,393
Japan Tobacco, Inc.	179	556,914
JFE Holdings, Inc.	9,700	302,876
JX Holdings, Inc.	41,500	243,996
KDDI Corp.	62	334,083
KONAMI Corp.	6,300	111,043
Konica Minolta Holdings, Inc.	10,700	103,742
Mitsubishi Corp.	24,600	591,684
Mitsubishi Materials Corp. (b)	54,400	170,402
Mitsui & Co. Ltd.	33,000	518,894
Mitsui Fudosan Co. Ltd.	31,600	597,434
NAMCO BANDAI Holdings, Inc.	20,600	189,996
NGK Spark Plug Co. Ltd.	14,600	203,620
Nippon Express Co. Ltd.	33,000	131,262
Nippon Telegraph & Telephone Corp.	14,000	636,047
Nissan Motor Co. Ltd.	53,900	475,687
Sharp Corp.	39,800	393,300
Sony Corp.	16,910	565,418
Sumitomo Electric Industries Ltd.	21,500	274,462
Sumitomo Mitsui Financial Group, Inc.	15,500	464,711
Sumitomo Realty & Development Co. Ltd.	6,000	130,814
Sumitomo Rubber Industries Ltd.	6,200	66,817
The Tokyo Electric Power Co., Inc.	19,600	468,987
Tokyo Gas Co. Ltd.	49,000	230,839
Toshiba Corp.	86,900	435,310

		9,632,551

Kazakhstan – 0.3%
KazMunaiGas Exploration Production GDR	7,050	121,260

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	56

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Netherlands – 1.3%
Koninklijke Ahold NV	10,800	149,240
Randstad Holding NV (b)	8,593	408,963

		558,203

Norway – 0.4%
Petroleum Geo-Services ASA (b)	12,150	151,940

Russian Federation – 0.3%
Gazprom OAO ADR	5,600	122,752

South Korea – 1.4%
Hana Financial Group, Inc.	4,400	124,949
KB Financial Group, Inc. ADR	3,679	165,187
Samsung Electronics Co. Ltd., Preferred	600	294,907

		585,043

Spain – 1.0%
Telefonica SA	16,200	437,350

Switzerland – 2.3%
Novartis AG	14,240	825,770
UBS AG (b)	8,783	148,734

		974,504

Taiwan – 0.6%
AU Optronics Corp. (b)	210,030	209,598
United Microelectronics Corp.	118,000	56,084

		265,682

Turkey – 0.8%
Turkiye Garanti Bankasi AS	30,900	189,623
Turkiye Is Bankasi AS, Class C	32,000	143,933

		333,556

United Kingdom – 23.0%
AstraZeneca plc	17,300	867,384
Aviva plc	64,400	410,741
BAE Systems plc	82,300	454,497
Barclays plc	122,900	540,683
BP plc	101,900	695,136
British American Tobacco plc	5,400	205,902
FirstGroup plc	29,600	193,435
Imperial Tobacco Group plc	18,000	576,468
Inchcape plc (b)	27,440	153,294
Informa plc	20,900	145,990
Marks & Spencer Group plc	82,200	562,855
Old Mutual plc	257,800	536,516
Rentokil Initial plc (b)	60,700	96,372
Rio Tinto plc	14,000	905,252
Royal Dutch Shell plc, A Shares	44,687	1,449,249
Thomas Cook Group plc	39,000	113,030
Tui Travel plc	46,300	156,588
Vodafone Group plc	351,058	955,289
Xstrata plc	30,940	599,538

		9,618,219

TOTAL COMMON STOCKS (COST $38,839,094)		40,461,979

Investment Company—0.9%

	Shares	Value($)

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (c)	391,214	391,214

TOTAL INVESTMENT COMPANY (COST $391,214)		391,214

TOTAL INVESTMENTS (COST $39,230,308) — 97.7%		40,853,193

Percentages indicated are based on net assets of $41,817,594.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Limited Company

(a)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)	Represents non-income producing security.

(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

Schedule of Portfolio Investments—October 31, 2010

The Portfolio invested, as a percentage of net assets, in the following industries, as of October 31, 2010:

Industry	Percent of Net Assets

Commercial Banks	13.4%
Oil, Gas & Consumable Fuels	11.8%
Metals & Mining	8.8%
Pharmaceuticals	7.6%
Diversified Telecommunication Services	6.3%
Insurance	3.9%
Electric Utilities	3.7%
Trading Companies & Distributors	3.5%
Tobacco	3.3%
Media	3.1%
Wireless Telecommunication Services	3.1%
Real Estate Management & Development	2.6%
Household Durables	2.4%
Automobiles	2.1%
Food & Staples Retailing	1.9%
Multiline Retail	1.9%
Chemicals	1.6%
Capital Markets	1.4%
Construction & Engineering	1.4%
Air Freight & Logistics	1.4%
Computers & Peripherals	1.1%
Investment Companies	1.0%
IT Services	1.0%
Professional Services	1.0%
Road & Rail	0.9%
Beverages	0.8%
Energy Equipment & Services	0.8%
Semiconductors & Semiconductor Equipment	0.8%
Auto Components	0.7%
Electrical Equipment	0.7%
Hotels, Restaurants & Leisure	0.7%
Specialty Retail	0.7%
Machinery	0.6%
Commercial Services & Supplies	0.5%
Construction Materials	0.5%
Electronic Equipment, Instruments & Components	0.5%
Gas Utilities	0.5%
Leisure Equipment & Products	0.5%
Distributors	0.4%
Diversified Financial Services	0.4%
Software	0.3%
Building Products	0.2%
Office Electronics	0.2%

Total Investments	100.0%

57	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—97.1%

	Shares	Value($)

Aerospace & Defense – 2.2%
BE Aerospace, Inc. (a)	84,600	3,109,896

Auto Components – 3.3%
Gentex Corp.	125,800	2,513,484
The Goodyear Tire & Rubber Co. (a)	210,800	2,154,376

		4,667,860

Biotechnology – 2.9%
Alexion Pharmaceuticals, Inc. (a)	59,800	4,084,340

Capital Markets – 1.8%
Waddell & Reed Financial, Inc., Class A	87,900	2,555,253

Chemicals – 2.3%
Celanese Corp., Series A	89,600	3,194,240

Commercial Banks – 1.0%
First Horizon National Corp. (a)	1	10
Huntington Bancshares, Inc.	247,500	1,403,325

		1,403,335

Commercial Services & Supplies – 3.0%
Hertz Global Holdings, Inc. (a)	178,900	2,025,148
Waste Connections, Inc.	52,450	2,136,813

		4,161,961

Communications Equipment – 2.0%
Brocade Communications Systems, Inc. (a)	430,000	2,717,600

Containers & Packaging – 2.3%
Crown Holdings, Inc. (a)	100,800	3,244,752

Diversified Consumer Services – 0.4%
New Oriental Education & Technology Group, Inc. ADR (a)	5,200	558,324

Diversified Financial Services – 1.6%
MSCI, Inc., Class A (a)	60,800	2,179,680

Electrical Equipment – 2.1%
AMETEK, Inc.	53,100	2,870,055

Energy Equipment & Services – 1.3%
Exterran Holdings, Inc. (a)	70,000	1,761,900

Food Products – 3.1%
Green Mountain Coffee Roasters, Inc. (a)	45,100	1,487,849
Ralcorp Holdings, Inc. (a)	45,450	2,820,627

		4,308,476

Health Care Equipment & Supplies – 3.7%
Hill-Rom Holdings, Inc.	84,150	3,260,812
IDEXX Laboratories, Inc. (a)	31,050	1,861,758

		5,122,570

Health Care Providers & Services – 3.2%
Community Health Systems, Inc. (a)	60,450	1,818,336
Coventry Health Care, Inc. (a)	89,200	2,089,064
Skilled Healthcare Group, Inc., Class A (a)	146,700	550,125

		4,457,525

Common Stocks, continued

	Shares	Value($)

Hotels, Restaurants & Leisure – 4.7%
Ctrip.com International Ltd. ADR (a)	59,600	3,103,372
Scientific Games Corp., Class A (a)	176,700	1,395,930
WMS Industries, Inc. (a)	48,350	2,109,510

		6,608,812

Household Products – 1.5%
Church & Dwight Co., Inc.	32,300	2,126,955

Internet Software & Services – 2.2%
VeriSign, Inc. (a)	86,200	2,995,450

IT Services – 1.6%
Alliance Data Systems Corp. (a)	37,600	2,283,072

Life Sciences Tools & Services – 4.5%
Illumina, Inc. (a)	31,250	1,697,188
Life Technologies Corp. (a)	49,600	2,488,928
Mettler-Toledo International, Inc. (a)	15,570	2,032,819

		6,218,935

Machinery – 5.1%
Crane Co.	60,000	2,295,600
IDEX Corp.	72,100	2,601,368
Snap-on, Inc.	42,050	2,144,550

		7,041,518

Media – 2.5%
DreamWorks Animation SKG, Inc. (a)	57,900	2,043,870
Lamar Advertising Co. (a)	40,400	1,373,196

		3,417,066

Metals & Mining – 2.0%
Compass Minerals International, Inc.	35,630	2,810,138

Oil, Gas & Consumable Fuels – 9.2%
Consol Energy, Inc.	83,880	3,083,429
Denbury Resources, Inc. (a)	148,700	2,530,874
Ensco International plc ADR	79,600	3,688,664
Massey Energy Co.	85,000	3,575,950

		12,878,917

Pharmaceuticals – 2.5%
Elan Corp. plc ADR (a)	261,700	1,426,265
Santarus, Inc. (a)	179,200	560,896
ViroPharma, Inc. (a)	88,800	1,452,768

		3,439,929

Real Estate Investment Trusts (REITs) – 1.8%
Hospitality Properties Trust	112,900	2,575,249

Road & Rail – 1.7%
Landstar System, Inc.	61,650	2,319,273

Semiconductors & Semiconductor Equipment – 6.7%
Lam Research Corp. (a)	32,900	1,506,491
LSI Corp. (a)	418,300	2,191,892
NXP Semiconductors N.V. (a)	107,500	1,417,925
ON Semiconductor Corp. (a)	353,300	2,709,811
Skyworks Solutions, Inc. (a)	67,100	1,537,261

		9,363,380

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	58

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Software – 6.0%
BMC Software, Inc. (a)	46,550	2,116,163
Check Point Software Technologies Ltd. (a)	74,750	3,195,562
Nuance Communications, Inc. (a)	192,950	3,031,245

		8,342,970

Specialty Retail – 3.3%
Hibbett Sports, Inc. (a)	77,950	2,100,753
O’Reilly Automotive, Inc. (a)	42,750	2,500,875

		4,601,628

Textiles, Apparel & Luxury Goods – 2.1%
Fossil, Inc. (a)	50,000	2,949,500

Trading Companies & Distributors – 1.4%
WESCO International, Inc. (a)	45,850	1,963,297

Wireless Telecommunication Services – 2.1%
NII Holdings, Inc. (a)	71,500	2,989,415

TOTAL COMMON STOCKS (COST $117,123,678)		135,323,271

Investment Company—2.8%

Northern Institutional Government Select Portfolio, Shares Class, 0.02% (b)	3,971,916	3,971,916

TOTAL INVESTMENT COMPANY (COST $3,971,916)		3,971,916

TOTAL INVESTMENTS (COST $121,095,594) — 99.9%		139,295,187

Percentages indicated are based on net assets of $139,401,552.

ADR — American Depositary Receipt
plc     — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

59	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—94.2%

	Shares	Value($)

Aerospace & Defense – 3.7%
Lockheed Martin Corp.	18,400	1,311,736
Raytheon Co.	13,400	617,472

		1,929,208

Biotechnology – 4.3%
Amgen, Inc. (a)	39,000	2,230,410

Capital Markets – 1.0%
Goldman Sachs Group, Inc.	3,200	515,040

Commercial Banks – 2.2%
Wells Fargo & Co.	42,700	1,113,616

Commercial Services & Supplies – 1.7%
Pitney Bowes, Inc.	39,500	866,630

Communications Equipment – 4.7%
Motorola, Inc. (a)	297,700	2,426,255

Diversified Financial Services – 3.8%
Citigroup, Inc. (a)	277,000	1,155,090
JP Morgan Chase & Co.	22,150	833,505

		1,988,595

Energy Equipment & Services – 1.3%
Halliburton Co.	21,500	684,990

Food & Staples Retailing – 2.1%
CVS Caremark Corp.	14,800	445,776
Kroger Co. (The)	28,200	620,400

		1,066,176

Health Care Providers & Services – 1.2%
Aetna, Inc.	20,800	621,088

Household Products – 1.3%
Kimberly-Clark Corp.	11,000	696,740

Independent Power Producers & Energy Traders – 1.3%
NRG Energy, Inc. (a)	33,800	672,958

Insurance – 16.9%
Aon Corp.	38,500	1,530,375
Genworth Financial, Inc., Class A (a)	81,300	921,942
Lincoln National Corp.	25,900	634,032
Loews Corp.	41,240	1,628,155
MetLife, Inc.	42,000	1,693,860
The Hartford Financial Services Group, Inc.	43,900	1,052,722
Unum Group	56,100	1,257,762

		8,718,848

Machinery – 1.8%
Ingersoll-Rand plc	23,900	939,509

Media – 6.2%
CBS Corp., Class B	11,950	202,313
Time Warner, Inc.	24,900	809,499
Viacom, Inc., Class B	56,500	2,180,335

		3,192,147

Common Stocks, continued

	Shares	Value($)

Metals & Mining – 8.2%
AngloGold Ashanti Ltd. ADR	40,727	1,918,649
Barrick Gold Corp.	48,000	2,308,320

		4,226,969

Oil, Gas & Consumable Fuels – 13.1%
Apache Corp.	19,400	1,959,788
Canadian Natural Resources Ltd.	32,000	1,167,040
Hess Corp.	12,100	762,663
Noble Energy, Inc.	13,310	1,084,499
Occidental Petroleum Corp.	12,000	943,560
Talisman Energy, Inc.	46,600	845,324

		6,762,874

Pharmaceuticals – 8.5%
Merck & Co., Inc.	37,600	1,364,128
Pfizer, Inc.	92,000	1,600,800
Sanofi-Aventis ADR	41,500	1,457,065

		4,421,993

Road & Rail – 1.7%
Union Pacific Corp.	10,000	876,800

Software – 7.2%
CA, Inc.	112,800	2,618,088
Microsoft Corp.	40,900	1,089,576

		3,707,664

Tobacco – 2.0%
Philip Morris International, Inc.	18,100	1,058,850

TOTAL COMMON STOCKS (COST $47,273,100)		48,717,360

Investment Company—6.5%

Northern Institutional Government Select Portfolio, Shares Class, 0.02% (b)	3,379,613	3,379,613

TOTAL INVESTMENT COMPANY (COST $3,379,613)		3,379,613

TOTAL INVESTMENTS (COST $50,652,713) — 100.7%		52,096,973

Percentages indicated are based on net assets of $51,742,652.

ADR — American Depositary Receipt
plc     — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	60

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2010

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$98,157,695	$40,853,193	$139,295,187	$52,096,973
Foreign currency, at value	—	369,458	—	—
Dividends receivable	25,966	127,818	79,334	20,518
Receivable for investments sold	1,751,496	587,832	682,522	—
Prepaid expenses and other assets	103	354	153	60

Total Assets	99,935,260	41,938,655	140,057,196	52,117,551

Liabilities:
Cash overdraft	—	1,159	—	—
Payable for investments purchased	1,119,622	66,237	539,264	340,035
Accrued expenses and other liabilities:
Investment Management	47,529	31,785	92,434	22,878
Administration	1,938	821	2,718	1,025
Compliance Services	2	1	3	1
Accounting	24	285	4	31
Custodian	—	15,958	—	—
Trustee	167	—	240	91
Other	15,177	4,815	20,981	10,838

Total Liabilities	1,184,459	121,061	655,644	374,899

Applicable to investors’ beneficial interest	$98,750,801	$41,817,594	$139,401,552	$51,742,652

Total Investments, at cost	$78,705,605	$39,230,308	$121,095,594	$50,652,713

Foreign currency, at cost	$—	$366,489	$—	$—

61	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the year ended October 31, 2010

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$580,486	$5,293,058	$713,126	$764,593
Foreign tax withholding	—	(726,788)	—	(5,363)

Total Investment Income	580,486	4,566,270	713,126	759,230

Expenses:
Investment Management	520,858	1,111,069	1,058,022	258,230
Administration	19,646	33,110	28,676	10,664
Accounting	44,999	84,614	45,232	44,550
Compliance Services	403	392	588	218
Custodian	8,588	111,754	15,459	3,865
Printing	5,755	7,077	7,901	3,108
Professional	5,846	3,491	8,318	4,615
Trustee	1,370	2,406	2,009	748
Other	7,024	(7,604)	8,707	3,310

Total Expenses	614,489	1,346,309	1,174,912	329,308

Net Investment Income (Loss)	(34,003)	3,219,961	(461,786)	429,922

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	4,569,747	(24,730,645)	17,836,311	1,033,776
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,751,375	13,409,621	17,016,734	5,043,263

Net realized/unrealized gains from investments and foreign currency transactions	17,321,122	(11,321,024)	34,853,045	6,077,039

Change In Net Assets Resulting From Operations	$17,287,119	$(8,101,063)	$34,391,259	$6,506,961

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	62

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(34,003)	$136,286	$3,219,961	$4,063,044
Net realized gains (losses) from investments transactions	4,569,747	(12,681,042)	(24,730,645)	(72,712,532)
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,751,375	26,751,782	13,409,621	109,291,830

Change in net assets resulting from operations	17,287,119	14,207,026	(8,101,063)	40,642,342

Proceeds from contributions	10,138,077	8,763,453	15,234,642	23,984,676
Value of withdrawals	(16,837,279)	(16,749,107)	(182,464,190)	(46,787,723)

Change in net assets resulting from transactions in investors’ beneficial interest	(6,699,202)	(7,985,654)	(167,229,548)	(22,803,047)

Change in net assets	10,587,917	6,221,372	(175,330,611)	17,839,295

Net Assets:
Beginning of period	88,162,884	81,941,512	217,148,205	199,308,910

End of period	$98,750,801	$88,162,884	$41,817,594	$217,148,205

63	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(461,786)	$(424,078)	$429,922	$644,544
Net realized gains (losses) from investments transactions	17,836,311	(15,580,861)	1,033,776	(1,577,886)
Change in unrealized appreciation/depreciation from investments and foreign currencies	17,016,734	31,798,950	5,043,263	9,018,297

Change in net assets resulting from operations	34,391,259	15,794,011	6,506,961	8,084,955

Proceeds from contributions	10,306,391	8,367,302	6,794,273	4,852,585
Value of withdrawals	(35,044,419)	(22,382,631)	(11,244,738)	(12,914,556)

Change in net assets resulting from transactions in investors’ beneficial interest	(24,738,028)	(14,015,329)	(4,450,465)	(8,061,971)

Change in net assets	9,653,231	1,778,682	2,056,496	22,984

Net Assets:
Beginning of period	129,748,321	127,969,639	49,686,156	49,663,172

End of period	$139,401,552	$129,748,321	$51,742,652	$49,686,156

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	64

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets(a)	Portfolio Turnover

GROWTH PORTFOLIO
Year Ended October 31, 2006	7.53%		$59,828	0.69%	0.38%	0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%	0.45%	0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(b)	81,942	0.62%	0.19%	0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	65.67%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89.14%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2006	32.79%		333,755	0.86%	2.03%	0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58.31%
Year Ended October 31, 2010	6.15%		41,818	0.87%	2.07%	0.87%	63.35%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2006	19.54%		241,495	0.91%	(0.40)%	0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	64.91%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	67.62%

VALUE PORTFOLIO
Year Ended October 31, 2006	22.21%		67,432	0.71%	1.23%	0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	19.77%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26.36%

(a)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

65	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments

          All open derivative positions at year end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the year ended October 31, 2010, the International Equity Portfolio entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities denominated in a particular currency. As of October 31, 2010, the Portfolios did not hold any foreign currency exchange contracts. For the year ended October 31, 2010, the monthly average contract amount of foreign exchange contracts held by the International Equity Portfolio was $6.24 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2010, the Portfolios did not hold any futures contracts.

67	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of October 31, 2010:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$ —	Unrealized depreciation on foreign currency exchange contracts	$ —

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended October 31, 2010:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gains (losses) from investments and foreign currency transactions/change in unrealized appreciation/ depreciation on investments and foreign currencies	$563,265	$5,279

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

	•	Level 1: quoted prices in active markets for identical assets

	•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

HSBC INVESTOR PORTFOLIOS	68

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

          Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy. Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

69	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2010 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$96,843,545	$—	$—	$96,843,545
Investment Companies	1,314,150	—	—	1,314,150

Total Investment Securities	$98,157,695	$—	$—	$98,157,695

International Equity Portfolio
Investment Securities:
Common Stocks: (+)
Brazil	$528,105	$—	$—	$528,105
Canada	2,024,591	—	—	2,024,591
Kazakhstan	121,260	—	—	121,260
Russian Federation	122,752	—	—	122,752
South Korea	165,187	419,856	—	585,043
All other Common Stocks (b)	—	37,080,228	—	37,080,228
Investment Companies	391,214	—	—	391,214

Total Investment Securities	$3,353,109	$37,500,084	$—	$40,853,193

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$135,323,271	$—	$—	$135,323,271
Investment Companies	3,971,916	—	—	3,971,916

Total Investment Securities	$139,295,187	$—	$—	$139,295,187

Value Portfolio
Investment Securities:
Common Stocks (a)	$48,717,360	$—	$—	$48,717,360
Investment Companies	3,379,613	—	—	3,379,613

Total Investment Securities	$52,096,973	$—	$—	$52,096,973

(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(+)	Based on the domicile of the security issuer.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1 and 2 as of October 31, 2010 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

4.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein L.P., Westfield Capital Management Company, L.P. and NWQ Investment Management Company, LLC serve as Sub-Investment Advisers for the Growth Portfolio, International

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and AllianceBernstein L.P. receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management Company, L.P. receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Company, LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be received by treating them as apportioned in part to other funds makes investments in the Portfolios a master-feeder structure.

71	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $269,869 for the year ended October 31, 2010, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi Ohio pays the salary and other compensation earned by individuals as employees of Citi Ohio.

Fund Accounting and Trustees:

          Citi Ohio provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi Ohio receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2010 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$78,285,103	$82,782,432
International Equity Portfolio	94,911,257	123,210,909
Opportunity Portfolio	86,072,250	105,288,751
Value Portfolio	12,420,582	17,955,334

For the year ended October 31, 2010, there were no long-term U.S. Government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At October 31, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*

Growth Portfolio	$79,283,771	$18,873,924	$—	$18,873,924
International Equity Portfolio	39,386,379	3,376,252	(1,909,438)	1,466,814
Opportunity Portfolio	124,125,662	23,999,412	(8,829,887)	15,169,525
Value Portfolio	50,811,505	6,302,313	(5,016,845)	1,285,468

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

HSBC INVESTOR PORTFOLIOS	72

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Portfolios, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. There was no impact on the Portfolios’ financial statements as the Portfolios did not receive any settlement monies.

8.	Subsequent Events (Unaudited):

          Effective November 1, 2010, each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the noninterested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Effective at the close of business on January 12, 2011, Lord, Abbett & Co. LLC will replace AllianceBernstein L.P. as Sub-Investment Adviser to the International Equity Portfolio.

73	HSBC INVESTOR PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios – HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2010, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

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HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Growth Portfolio	$1,000.00	$1,045.40	$3.56	0.69%
International Equity Portfolio	1,000.00	1,044.60	4.59	0.89%
Opportunity Portfolio	1,000.00	1,035.30	4.62	0.90%
Value Portfolio	1,000.00	996.50	3.42	0.68%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Growth Portfolio	$1,000.00	$1,021.73	$3.52	0.69%
International Equity Portfolio	1,000.00	1,020.72	4.53	0.89%
Opportunity Portfolio	1,000.00	1,020.67	4.58	0.90%
Value Portfolio	1,000.00	1,021.78	3.47	0.68%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

75	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding the HSBC Investor Family of Funds Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee

NON-INTERESTED
TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; June 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	32	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 56	Trustee	Indefinite; June 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	32	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	32	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004) Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	32	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	32	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 71	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007 – present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	32	None

*	Includes both the Fund and the underlying fund for Funds with a master/feeder structure.

HSBC INVESTOR PORTFOLIOS	76

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited) (continued)

          The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years

OFFICERS

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 39	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 47	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 51	Chief Compliance Officer	One year; 2004 to present	Senior Vice President and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

77	HSBC INVESTOR PORTFOLIOS

Other Information:

          Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the HSBC Investor Family of Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Portfolios’ Form N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the HSBC Investor Family of Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	78

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
AllianceBernstein L.P.	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Mid-Cap Fund	DISTRIBUTOR
Munder Capital Management	Foreside Distribution Services, L.P.
Munder Capital Center	10 High Street, Suite 302
480 Pierce Street	Boston, MA 02110
Birmingham, MI 48009-6063
CUSTODIAN
HSBC Investor Opportunity Portfolio	The Northern Trust Company
Westfield Capital Management Company, L.P.	50 South LaSalle Street
One Financial Center	Chicago, IL 60675
Boston, MA 02111
INDEPENDENT REGISTERED PUBLIC
HSBC Investor Value Portfolio	ACCOUNTING FIRM
NWQ Investment Management Company, LLC	KPMG LLP
2049 Century Park East, 16th Floor	191 West Nationwide Blvd., Suite 500
Los Angeles, CA 90067	Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0008			12/10

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2009	$228,000
2010	$228,000

(b) Audit-Related Fees,
2009	$10,700
2010	$6,200

2009 – Fees of $10,700 relate to the consent of N-1A filing and the consent of the N-14 filing for the HSBC Investor Core Plus Fixed Income Fund (Advisor), HSBC Investor Core Plus Fixed Income Fund and HSBC Investor Intermediate Duration Fixed Income Fund.

2010 – Fees of $6,200 relate to the consent of N-1A.

(c) Tax Fees,
2009	$160,805
2010	$138,625

Fees for both 2009 and 2010 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,

2009	$0
2010	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2009	$171,505
2010	$144,825

          (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)*	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	December 20, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	December 20, 2010

By (Signature and Title)*	/s/ Ty Edwards

Ty Edwards
Treasurer

Date	December 20, 2010

* Print the name and title of each signing officer under his or her signature.